SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [X]

Check the appropriate box:

[X]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

U.S. TREASURY PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
DOMESTIC MONEY MARKET PORTFOLIO
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
AND RETIREMENT MONEY MARKET PORTFOLIO
PORTFOLIOS OF
FIDELITY MONEY MARKET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
   1-800-843-3001
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of U.S Treasury Portfolio, U.S. Government Portfolio, Domestic Money Market Portfolio, Retirement Government Money Market Portfolio, and Retirement Money Market Portfolio (each "Portfolio" or the "Portfolios") of Fidelity Money Market Trust (the "Trust") will be held at the office of the
Trust, 82 Devonshire Street, Boston, Massachusetts 02109 on    November
16    , 1994 at    1:30 p    .m. The purpose of the Meeting is to consider
and act upon the following proposals, and to transact such other business as may properly come before the meeting or any adjournments thereof:
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand    L.L.P.     as
independent accountants of the Trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the Trust.
 4. To approve an Agreement and Plan providing for the Conversion of the Portfolios to a Delaware business trust.
 5. To adopt a new fundamental investment policy permitting each Portfolio to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 6. To eliminate each Portfolio's fundamental investment limitation regarding short sales of securities.
 7. To eliminate U.S. Government Portfolio's, U.S. Treasury Portfolio's and Domestic Money Market Portfolio's fundamental investment limitation concerning investment in other investment companies.
 8. To eliminate each Portfolio's fundamental investment limitation regarding margin purchases.
 9. To amend U.S. Government Portfolio's, U.S. Treasury Portfolio's and Domestic Money Market Portfolio's fundamental investment limitation regarding diversification.
10. To amend Retirement Money Market Portfolio's and Retirement Government Money Market Portfolio's fundamental investment limitation regarding lending.
11. To amend Retirement Money Market Portfolio's and Retirement Government Money Market Portfolio's fundamental investment limitation concerning senior securities.
12. To amend each Portfolio's fundamental investment limitation regarding borrowing.
13. To amend each Portfolio's fundamental investment limitation concerning real estate.
14. To amend each Portfolio's fundamental investment limitation concerning purchases and sales of commodities.
 The Board of Trustees has fixed the close of business on    October 4    ,
1994 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
   October 4    , 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUND, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
U.S. TREASURY PORTFOLIO, U.S. GOVERNMENT PORTFOLIO, DOMESTIC MONEY MARKET PORTFOLIO,
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO AND RETIREMENT MONEY MARKET PORTFOLIO,
PORTFOLIOS OF FIDELITY MONEY MARKET TRUST
TO BE HELD ON    NOVEMBER 16    , 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Money Market Trust (the "Trust"), U.S. Treasury Portfolio, U.S. Government Portfolio, Domestic Money Market Portfolio, Retirement Government Money Market Portfolio, and Retirement Money Market Portfolio (the "Portfolios") to be used at the Special Meeting of Shareholders of the Trust (the
"Meeting") and at any adjournments thereof, to be held on    November
16    , 1994 at    1:30 p.m.     at 82 Devonshire Street, Boston,
Massachusetts 02109, the principal executive office of the Trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and
the accompanying proxy card on or about    October 4    , 1994.
Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the Trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy card or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of the Trust's
annual report for the fiscal year ended August 31, 199   4     has been
mailed or delivered to each shareholder of the Trust entitled to vote at the meeting.
PORTFOLIO SHARES AS OF    AUGUST 31    , 1994
  U.S. TREASURY PORTFOLIO    178,633,520
  U.S. GOVERNMENT PORTFOLIO    172,342,035
  DOMESTIC MONEY MARKET PORTFOLIO    399,403,765
  RETIREMENT MONEY MARKET PORTFOLIO    2,800,246,854
  RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO    1,655,535,709
VOTE REQUIRED: APPROVAL OF PROPOSALS 1 AND 2 REQUIRES A PLURALITY OF ALL
VOTES CAST AT THE MEETING, WHILE APPROVAL OF PROPOSALS    4     THROUGH 14
REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE PORTFOLIO. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE PORTFOLIO PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Money Market Trust, the Trustees have determined that the number of Trustees shall be at least 3, but may not exceed 12. It is intended that the enclosed proxy card will be voted for the election as Trustees of the 12 nominees listed below, unless such authority has been withheld in the proxy card.
 With the exception of Mrs. Davis and Mr. Mann, all nominees named below are currently Trustees of Fidelity Money Market Trust and have served in that capacity continuously since originally elected or appointed. Mrs. Davis and Mr. Mann were selected by the Trust's Nominating and Administration Committee (see page ) in December 1992 and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the Trust by virtue of, among other things, their affiliation with either the Trust, the Trust's investment adviser, Fidelity Management & Research Company ("FMR" or the "Adviser"), or the Trust's distribution agent, Fidelity Distributor Corporation ("Distributors"). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 A plurality of all votes cast at the meeting is sufficient to elect the nominees.
TRUSTEE INFORMATION

                                                                   Year of
Nominee                                                            Election or
 (Age)                   Principal Occupation**                    Appointme
                                                                   nt

*J. Gary Burkhead        Senior Vice President, is President       1986
82 Devonshire Street     of FMR; and President and a
Boston, MA               Director of FMR Texas Inc. (1989),
 (53)                    Fidelity Management & Research
                         (U.K.) Inc. and Fidelity
                         Management & Research (Far
                         East) Inc.

Ralph F. Cox             Consultant to Western Mining              1991
200 Rivercrest Drive     Corporation (1994). Prior to 1994,
Fort Worth, TX           he was President of Greenhill
 (62)                    Petroleum Corporation (petroleum
                         exploration and production, 1990).
                         Until March 1990, Mr. Cox was
                         President and Chief Operating
                         Officer of Union Pacific Resources
                         Company (exploration and
                         production). He is a Director of
                         Sanifill Corporation (non-hazardous
                         waste, 1993), and CH2M Hill
                         Companies (engineering). In
                         addition, he served on the Board of
                         Directors of the Norton Company
                         (manufacturer of industrial devices,
                         1983-1990) and continues to serve
                         on the Board of Directors of the
                         Texas State Chamber of
                         Commerce, and is a member of
                         advisory boards of Texas A&M
                         University and the University of
                         Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in                1992
P.O. Box 264             September 1991, Mrs. Davis was
Bridgehampton, NY        the Senior Vice President of
 (62)                    Corporate Affairs of Avon Products,
                         Inc. She is currently a Director of
                         BellSouth Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing, 1991),
                         and the TJX Companies, Inc. (retail
                         stores, 1990), and previously
                         served as a Director of Hallmark
                         Cards, Inc. (1985-1991) and
                         Nabisco Brands, Inc. In addition,
                         she serves as a Director of the New
                         York City Chapter of the National
                         Multiple Sclerosis Society, and is a
                         member of the Advisory Council of
                         the International Executive Service
                         Corps. and the President's Advisory
                         Council of The University of
                         Vermont School of Business
                         Administration.

Richard J. Flynn         Financial consultant. Prior to            1982
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of the
 (70)                    Norton Company (manufacturer of
                         industrial devices). He is currently a
                         Director of Mechanics Bank and a
                         Trustee of College of the Holy
                         Cross and Old Sturbridge Village,
                         Inc.

*Edward C. Johnson       President, is Chairman, Chief             1968
3d                       Executive Officer and a Director of
82 Devonshire Street     FMR Corp.; a Director and
Boston, MA               Chairman of the Board and of the
 (64)                    Executive Committee of FMR;
                         Chairman and a Director of FMR
                         Texas Inc. (1989), Fidelity
                         Management & Research (U.K.)
                         Inc., and Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984, Mr.      1990
3881-2 Lander Road       Jones was Chairman and Chief
Chagrin Falls, OH        Executive Officer of LTV Steel
 (6   7    )             Company. Prior to May 1990, he
                         was a Director of National City
                         Corporation (a bank holding
                         company) and National City Bank
                         of Cleveland. He is a Director of
                         TRW Inc. (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc   .     (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated Rail
                         Corporation, Birmingham Steel
                         Corporation, Hyster-Yale Materials
                         Handling, Inc. (1989) and RPM Inc.
                         (manufacturer of chemical
                         products, 1990). In addition, he
                         serves as a Trustee of First Union
                         Real Estate Investments, Chairman
                         of the Board of Trustees and a
                         member of the Executive
                         Committee of the Cleveland Clinic
                         Foundation, a Trustee and a
                         member of the Executive
                         Committee of University School
                         (Cleveland), and a Trustee of
                         Cleveland Clinic Florida.

Donald J. Kirk           Professor at Columbia University          1987
680 Steamboat Road       Graduate School of Business and a
Apartment #1-North       financial consultant. Prior to 1987,
Greenwich, CT            he was Chairman of the Financial
 (61)                    Accounting Standards Board. Mr.
                         Kirk is a Director of General Re
                         Corporation (reinsurance) and
                         Valuation Research Corp.
                         (appraisals and valuations, 1993).
                         In addition, he serves as Vice
                         Chairman of the Board of Directors
                         of the National Arts Stabilization
                         Fund and Vice Chairman of the
                         Board of Trustees of the Greenwich
                         Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992).              1990
82 Devonshire Street     Prior to his retirement on May 31,
Boston, MA               1990, he was a Director of FMR
  (51)                   (1989) and Executive Vice
                         President of FMR (a position he
                         held until March 31, 1991); Vice
                         President of Fidelity Magellan Fund
                         and FMR Growth Group Leader;
                         and a Managing Director of FMR
                         Corp. Mr. Lynch was also Vice
                         President of Fidelity Investments
                         Corporate Services (1991-1992).
                         He is a Director of W.R. Grace &
                         Co. (chemicals, 1989) and Morrison
                         Knudsen Corporation (engineering
                         and construction). In addition, he
                         serves as a Trustee of Boston
                         College, Massachusetts Eye & Ear
                         Infirmary, Historic Deerfield (1989)
                         and Society for the Preservation of
                         New England Antiquities, and as an
                         Overseer of the Museum of Fine
                         Arts of Boston (1990).

Gerald C. McDonough      Chairman of G.M. Management               1989
135 Aspenwood Drive      Group (strategic advisory services).
Cleveland, OH            Prior to his retirement in July 1988,
 (65)                    he was Chairman and Chief
                         Executive Officer of Leaseway
                         Transportation Corp. (physical
                         distribution services). Mr.
                         McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications and
                         electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International Corp.
                         (air conditioning and refrigeration,
                         1989), Commercial Intertech Corp.
                         (water treatment equipment, 1992),
                         and Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985, Mr.      1989
5601 Turtle Bay Drive    Malone was Chairman, General
#2104                    Electric Investment Corporation and
Naples, FL               a Vice President of General Electric
 (   70    )             Company. He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer). In
                         addition, he serves as a Trustee of
                         Corporate Property Investors, the
                         EPS Foundation at Trinity College,
                         the Naples Philharmonic Center for
                         the Arts, and Rensselaer
                         Polytechnic Institute, and he is a
                         member of the Advisory Boards of
                         Butler Capital Corporation Funds
                         and Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board, President,         1993
55 Railroad Avenue       and Cheif Executive Officer of
Greenwich, CT            Lexmark International, Inc. (office
 (61)                    machines, 1991). Prior to 1991, he
                         held the positions of Vice President
                         of International Business Machines
                         Corporation ("IBM") and President
                         and General Manager of various
                         IBM divisions and subsidiaries. Mr.
                         Mann is a Director of M.A. Hanna
                         Company (chemicals, 1993) and
                         Infomart (marketing services,
                         1991), a Trammell Crow Co. In
                         addition, he serves as the
                         Campaign Vice Chairman of the
                         Tri-State United Way (1993) and is
                         a member of the University of
                         Alabama President's Cabinet
                         (1990).

Thomas R. Williams       President of The Wales Group, Inc.        1989
21st Floor               (management and financial
191 Peachtree Street,    advisory services). Prior to retiring
N.E.                     in 1987, Mr. Williams served as
Atlanta, GA              Chairman of the Board of First
 (66)                    Wachovia Corporation (bank
                         holding company), and Chairman
                         and Chief Executive Officer of The
                         First National Bank of Atlanta and
                         First Atlanta Corporation (bank
                         holding company). He is currently a
                         Director of BellSouth Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products), Fisher
                         Business Systems, Inc. (computer
                         software), Georgia Power Company
                         (electric utility), Gerber Alley &
                         Associates, Inc. (computer
                         software), National Life Insurance
                         Company of Vermont, American
                         Software, Inc. (1989), and
                         AppleSouth, Inc. (restaurants,
                         1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of August 31, 199   4     the nominees and officers of the Trust owned
in the aggregate, less than 1% of the Trust's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders, and notice thereof will be mailed to shareholders within three months thereafter. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The Trust's Board, which is currently composed of three interested and
seven non-interested Trustees, met    12     times during the twelve months
ended August 31,    1    994. It is expected that the Trustees will meet at
least 10 times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of
$26,838     from the Trust in their capacities as Trustees of the Trust for
the fiscal year ended August 31,    1994    . The non-interested Trustees
also served in similar capacities for other Funds advised by FMR and received additional compensation for such services.
 The Board has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday, will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust or FMR or its affiliates and normally meets three times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the Trust, reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures.
During the twelve months ended August 31,    1994    , the Committee held
   4     meetings.
 The 1.Trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough and Jones. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the Trust and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the 12 months ended
August 31,    1994    , the Committee held 4 meetings. The Nominating and
Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The Trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND    L.L.P.     AS
INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand
L.L.P.     has been selected as independent accountants for the Trust to sign or certify any financial statements of the Trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission ("SEC") or any state. Pursuant to the 1940 Act, such selection requires the ratification of Trust shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the Trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty.
Coopers & Lybrand    L.L.P.     has advised the Trust that it has no direct
or material indirect ownership interest in the Trust.
 The services provided to the Trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the Trust. In recommending the selection of the Trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence.
Representatives of Coopers & Lybrand    L.L.P.     are not expected to be
present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of each Portfolio approve, a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a Portfolio (dollar-based voting) rather than on the number of shares owned. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. U.S. Treasury, U.S. Government, Domestic Money Market, Retirement Government Money Market and Retirement Money Market are portfolios of Fidelity Money Market Trust, an open-end management investment company organized as a Massachusetts business trust. Each Portfolio votes separately on matters concerning only that Portfolio and votes on a trust-wide basis on matters that affect the Trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each Portfolio in the trust. Although the Trust currently only contains money market funds, each of which seeks to maintain a $1.00 net asset value (NAV) per share, the Trustees may in the future introduce stock or bond funds where NAV per
share will vary.    Under a dollar-based voting system, the introduction of
stock or bond funds generally would dilute the voting power of the money market funds.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. Recently, the SEC issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. FMR will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect. The voting power of a shareholder of the Trust would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held. The proposed revision to the Declaration of Trust is provided as Exhibit 1.
 Proposal No. 4 below concerns Conversion of the Trust, which is organized under Massachusetts law, into a Trust organized under Delaware law. If the Conversion is approved, each portfolio, as a portfolio of the Delaware
business trust, will be governed by the Delaware    T    rust
   I    nstrument. Included as Exhibit 1 is the provision of the Delaware
   T    rust    Instrument     that would be amended in order to adopt
dollar-based voting as part of the Conversion, if this proposal 3 is approved.
 AMENDMENT TO THE DECLARATION OF TRUST. If approved Article VIII, Section 1 of the Declaration of Trust of the Trust will be amended as provided in
Exhibit 1A. If both proposals 3 and 4 are approved, Article VII, Section
7.01 of the Delaware Trust Instrument will be amended as provided in
Exhibit 1B.
 CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the Trust by more accurately weighting voting power to correspond to investment in the Trust, thereby providing balanced voting power to all shareholders of the Trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust.
4. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE CONVERSION OF THE PORTFOLIOS TO A DELAWARE BUSINESS TRUST.
 The Trustees have approved an Agreement and Plan of Conversion and Termination (the "Plan of Conversion") in the form attached to this Proxy Statement as Exhibit 2. The Plan of Conversion provides for a Conversion (the "Conversion") of U.S. Treasury Portfolio, U.S. Government Portfolio, Domestic Money Market Portfolio, Retirement Government Money Market Portfolio, and Retirement Money Market Portfolio (the "current Portfolios") from separate series of Fidelity Money Market Trust, a Massachusetts business trust (the "Trust" or "Massachusetts Trust") to separate series of Fidelity Money Market Trust II, a Delaware business trust (the "Delaware Trust").
 The individual investment objectives, policies, and limitations of the current Portfolios will not change, except as approved in this proxy statement. A separate portfolio of the Delaware Trust will carry on the business of each current Portfolio following the Conversion (the "successor Portfolios"). Each successor Portfolio will have investment objectives, policies, and limitations identical to those of its corresponding current Portfolio (except as they may be modified by a vote of the shareholders as proposed in this proxy statement). Each current Portfolio will vote separately on its proposed Conversion. For a discussion of the principal differences between the Massachusetts and Delaware business trust forms of organization, see "Certain Comparative Information About the Massachusetts Trust and the Delaware Trust" on page .
 FMR, each current Portfolio's investment manager, will be responsible for the investment management of each successor Portfolio, subject to the supervision of the Trustees under a separate management contract for that successor Portfolio identical to the contract currently in effect between FMR and that current Portfolio (the "Current Management Contracts"); similarly, FMR Texas Inc. ("FMR Texas"), each current Portfolio's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to each successor Portfolio under separate Sub-Advisory Agreements identical to the agreements currently in effect
between FMR Texas and FMR (the "Current Sub-Advisory Agreements")   .
   F    or a discussion of the Current Management Contract and the Current
Sub-Advisory Agreement, see pages  through 34.
 Distributors will distribute shares of each successor Portfolio under separate General Distribution Agreements identical to the contracts currently in effect between Distributors and each current Portfolio.
 It should be noted that the location and legal domicile of FMR, FMR Texas and Distributors will not be affected by this proposal.
 REASON FOR THE PROPOSED CONVERSION. The Trust is presently organized as a Massachusetts business trust with multiple portfolios. The Trustees unanimously recommend Conversion of each current Portfolio to a separate corresponding portfolio of a Delaware business trust (i.e., into a successor Portfolio) which will succeed to the business of its corresponding current Portfolio. The Trustees have determined that Delaware law affords advantages to the operations of a mutual fund greater than those available under Massachusetts law.
 Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the Delaware Trust. Under Massachusetts law, current Portfolio shareholders are potentially liable for obligations of the current Portfolio; although the risk of such liability is remote, the Trustees have determined that Delaware law may afford greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Delaware Trust issue multiple series of shares, each series shall not be liable for the debts of another series; another potential, although remote, risk in the case of a Massachusetts business trust.
 The Trustees believe that the Delaware business trust form will enable the Delaware Trust to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, authorizes electronic or telephonic communications between shareholders and the Delaware Trust. The Trustees hope to take advantage of this provision to improve shareholder voting procedures and reduce costs. It is anticipated that under Delaware law and the Delaware Trust Instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Neither Massachusetts nor Delaware business trusts are required to hold annual shareholder meetings, affording significant cost savings. Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to incorporate the Delaware Trust, to merge or consolidate with another entity, to cause each series to become a separate trust, and to change the Delaware Trust's domicile without shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. Of course, the investment objective of each current Portfolio and its successor Portfolio remains, like many of its investment policies, fundamental, and may only be changed by shareholder vote. (For proposed changes to certain fundamental investment policies see Proposals 6-14).
 For a more detailed comparison of the Trust's current Massachusetts Declaration of Trust (the "Massachusetts Declaration of Trust") and the proposed Delaware Trust Instrument, see "Certain Comparative Information About the Massachusetts Trust and the Delaware Trust" on page .
 The Trustees recommend that current Portfolio shareholders vote FOR the approval of the Plan of Conversion described below. Such a vote encompasses approval of the Conversion of each current Portfolio to a separate series of a Delaware business trust; each current Portfolio shall vote separately and the Trustees of the Massachusetts Trust may proceed with the Conversion
of    each     current Portfolios whose shareholders vote for the
Conversion of that current Portfolio, even    if     one    or more     of
the current Portfolios should vote    against the Conversion    . A vote
FOR further encompasses temporary waiver of certain investment limitations of each current Portfolio to permit the Conversion (see "Temporary Waiver of Investment Restrictions" on page ); authorization of the Massachusetts Trust, as sole shareholder of the Delaware Trust, to elect as Trustees of the Delaware Trust the persons who currently serve as Trustees of the Massachusetts Trust (see "Trustee Information" beginning on page ) to approve or disapprove the selection of the independent accountants described on page ; to approve or disapprove an amendment to the Trust Instrument described on page 10; and, to approve (i) a Management Contract with FMR for each successor Portfolio, (ii) a Sub-Advisory Agreement between FMR and FMR Texas for each successor Portfolio, and (iii) a
Distribution and Service Plan    for each successor Portfolio pursuant
to     Rule 12b-1 under the 1940 Act identical to the contracts or Plans as the case may be, currently in effect with each corresponding current Portfolio. For a discussion of these contracts and Plans see pages through 34.
 REQUIRED VOTE The affirmative vote of the holders of a majority of the outstanding voting securities of each current Portfolio entitled to vote at the Meeting is required for approval of the Plan of Conversion with respect to that current Portfolio. If the Plan of Conversion is not approved by a particular current Portfolio, that current Portfolio will continue to operate as a series of the Massachusetts Trust and the Trustees may take
any action   ,     including postponement of the closing of the Conversion,
to facilitate the Conversion of each Portfolio voting FOR Conversion.
 SUMMARY OF THE PLAN CONVERSION The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included as Exhibit 2 to this Proxy Statement.
 In order to accomplish the Conversion, the Delaware Trust has been formed as a Delaware business trust pursuant to a Trust Instrument dated June 20, 1991 (the "Delaware Trust Instrument"). On the closing date of the Conversion ("Closing Date"), each current Portfolio will transfer all of its assets to the successor Portfolio, a series of shares of the Delaware Trust established for the purpose of effecting the Conversion, in exchange for the assumption by the successor Portfolio of all the liabilities of that current Portfolio and the issuance of shares of beneficial interest of that successor Portfolio ("successor Portfolio Shares") equal to the value (as determined by using the procedures set forth in that current Portfolio's prospectus) on the date of the exchange of that current Portfolio's net assets divided by $1.00, the anticipated net asset value per share of each successor Portfolio. Immediately thereafter, each current Portfolio will distribute successor Portfolio shares to each current Portfolio shareholder, in proportion to each current Portfolio shareholder's beneficial interest in their current Portfolio ("current Portfolio shares"), in liquidation of their current Portfolio shares. Immediately after this distribution of successor Portfolio shares, each current Portfolio will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE CONVERSION, EACH CURRENT PORTFOLIO SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR PORTFOLIO SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT PORTFOLIO SHARES.
 The Plan of Conversion authorizes the Trust, on the Portfolios' behalf, as the then sole initial shareholder of the Delaware Trust: (1) to elect as Trustees of the Delaware Trust the persons who currently serve as Trustees of the Massachusetts Trust; (2) to approve or disapprove the selection of the independent accountants who currently serve as independent accountants of the Massachusetts Trust; (3) to approve or disapprove an amendment to the Trust Instrument described on page 10; and (4) to approve (i) separate management contracts with FMR for each successor Portfolio (the "New Management Contracts"), (ii) separate Sub-Advisory Agreements between FMR and FMR Texas with respect to each successor Portfolio (the "New Sub-Advisory Agreements"), and (iii) separate Distribution and Service Plans ("New Plans") under Rule 12b-1 with respect to each successor Portfolio identical to the contracts or plans, as the case may be, currently in effect with the current Portfolios.
 The newly elected Delaware Trust Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who has died, become physically or mentally incapacitated by reason of disease
or        otherwise, or    is     otherwise unable to serve, may be
retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Delaware Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there normally will be no meeting of shareholders for the purpose of electing Trustees.
 Each New Management Contract, New Sub-Advisory Agreement, and New Plan will take effect on the Closing Date. Each New Sub-Advisory Agreement, New Management Contract, and New Plan will continue in force until June, 1995. Each agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Delaware Trust, FMR, or FMR Texas, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the successor Portfolio which is the subject of that agreement. Each New Management Contract, New Sub-Advisory Agreement, and New Plan will be terminable without penalty on sixty days' written notice either by the Delaware Trust, FMR, or FMR Texas, as the case may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective at the close of business on
   December 30    , 1994. However, the Conversion may become effective at
another time and date if circumstances warrant.
 The obligations of the Massachusetts Trust and the Delaware Trust under the Plan of Conversion are subject to various conditions as stated therein. In order to provide against unforeseen events, the Plan of Conversion may be terminated or amended at any time prior to the Conversion by action of the Trustees notwithstanding the approval of the Plan of Conversion by current Portfolio shareholders, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Conversion or (2) it reasonably appears that a party cannot meet a condition of the Plan of Conversion. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion, provided that such waiver or amendment does not materially adversely affect the interests of current Portfolio shareholders.
 CONTINUATION OF PORTFOLIO SHAREHOLDER ACCOUNTS AND PLANS. The Delaware Trust's transfer agent will establish an account for each successor Portfolio shareholder containing the appropriate number and denominations of successor Portfolio shares to be received by that shareholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by each current Portfolio's transfer agent for each current Portfolio shareholder. Current Portfolio shareholders who are receiving payment under a withdrawal plan with respect to current Portfolio shares will retain the same rights and privileges as to successor Portfolio shares under the Plan of Conversion. Similarly, no action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a current Portfolio shareholder with respect to current Portfolio shares.
 EXPENSES. The expenses of the Conversion, estimated at $15,000 in the aggregate, will be borne by FMR.
 2.TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of each current Portfolio, which prohibit that current Portfolio from acquiring more than a stated percentage of ownership of another company, might be construed as restricting a current Portfolio's ability to carry out the Conversion. By approving the Plan of Conversion, current Portfolio shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE CONVERSION. The Massachusetts Trust and the Delaware Trust each have received advice from their counsel, Kirkpatrick & Lockhart, that no gain or loss will be recognized for federal income tax purposes by each current Portfolio, the Delaware Trust, or the current Portfolio shareholders upon (1) the transfer of a current Portfolio's assets in exchange solely for the successor Portfolio shares and the assumption by the Delaware Trust on behalf of the successor Portfolio of that current Portfolio's liabilities or (2) the distribution of successor Portfolio shares to current Portfolio shareholders in liquidation of their current Portfolio shares. The opinion further provides, among other things, that (a) the basis for tax purposes of the successor Portfolio shares to be received by each current Portfolio shareholder will be the same as that of his or her current Portfolio shares; and (b) each current Portfolio shareholder's holding period for his or her successor Portfolio shares will include the holding period for his or her current Portfolio shares, provided that current Portfolio shares were held as capital assets on the date of the exchange.
CERTAIN COMPARATIVE INFORMATION ABOUT
THE MASSACHUSETTS TRUST AND THE DELAWARE TRUST
 SUMMARY OF THE TRUST INSTRUMENT. The Delaware Trust has been established pursuant to the Trust Instrument under the laws of the State of Delaware. The investment objective, policies, and limitations of each Successor Portfolio or Series of the Delaware Trust will be the same as those of the respective current Portfolios, including the revised policies and limitations, if approved, adopted by shareholders pursuant to Proposals 6 through 14. The Delaware Trust's fiscal year will be the same as that of
the    Massachusetts     Trust, although the Trustees may change the fiscal
year in their discretion. Prior to the Conversion, each successor Portfolio will not have any assets or liabilities. During the Conversion, the Massachusetts Trust will be the sole shareholder of the successor Portfolios immediately prior to distribution of successor Portfolio shares to current Portfolio shareholders.
 As a Delaware business trust, the Delaware Trust's operations will be governed by the Trust Instrument, the Delaware Trust Bylaws, and applicable Delaware law rather than by the Massachusetts Declaration of Trust, Massachusetts Bylaws, and Massachusetts law. The operations of the Delaware Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder and applicable state securities laws.
 TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Delaware Trust Instrument, the business of the Delaware Trust is supervised by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers, and fiduciary duties of the Trustees of the Delaware Trust will be substantially the same as those of the Trustees of the Massachusetts Trust. The Trustees of the Delaware Trust would be those persons who are elected pursuant to Proposal 1.
 It is anticipated that the Trustees of the Delaware Trust will elect the present officers of the Massachusetts Trust to serve as officers of the Delaware Trust and that such persons will perform the same functions following the Conversion that they now perform on behalf of the Massachusetts Trust.
 SERIES OF SHARES OF THE MASSACHUSETTS TRUST AND THE DELAWARE TRUST. The Delaware Trust Instrument permits the Trustees to create one or more series or portfolios of the Delaware Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more of that series' classes. The Massachusetts Trust Trustees have identical rights under the Massachusetts Declaration of Trust. After the Conversion, the Delaware Trust will have five series. Each share of each series of the Delaware Trust, like each share of each series of the Massachusetts Trust, represents an equal proportionate interest with each other share in that series, none having priority or preference over another. Additional series or classes thereof may be added in the future.
 DELAWARE AND MASSACHUSETTS TRUST SHAREHOLDER LIABILITY. One area of difference between the two forms of organizations is the potential liability of shareholders. Generally, Delaware Trust shareholders are not personally liable for obligations of the Delaware Trust under Delaware law. The Delaware Business Trust Act ("the Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states, including Texas, the location of FMR Texas, the Portfolios' sub-adviser. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of Delaware Trust property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the Delaware Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, FMR believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.
 Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts Trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts Trust or the Trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the trust property. Thus, FMR believes the risk of Portfolio shareholder liability is also remote for shareholders of Massachusetts business trusts.
 VOTING RIGHTS OF MASSACHUSETTS TRUST AND DELAWARE TRUST SHAREHOLDERS. Neither the Massachusetts Trust nor the Delaware Trust is required to hold annual shareholder meetings. The Massachusetts Declaration of Trust and Delaware Trust Instrument each, in substance, provides that a special meeting of shareholders may be called by the holders of 10% or more of the
shares    of the Trust    , and that 10 or more    share    holders who
have six months    held     of $25,000, or 1% of the shares, whichever is
greater, may apply to the Trustees stating that they wish to communicate with shareholders in order to obtain the call by 10% of the outstanding shares, in which case the Trustees shall cooperate with such shareholders as required under Section 16(c) of the 1940 Act.
 The Delaware Trust, like the Massachusetts Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of each successor Portfolio will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the successor Portfolio; ratification of the selection by the Trustees of the independent accountants for the Delaware Trust; and such additional matters relating to the Delaware Trust as may be required by law, or the Trustees consider desirable. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Delaware Trust for the purpose of electing a Board of Trustees. The Massachusetts Trust has notified the SEC that the Delaware Trust will adopt the existing registration statement under the Securities Act of 1933 with respect to its shares.
 The Trust Instrument provides that shareholders shall have the power to vote only with respect to the election of Trustees, the removal of Trustees, the approval of investment advisory or management contracts, and with respect to such additional matters as may be required by law or the Trustees may consider desirable. The Trust Instrument also permits the Trustees to amend the Trust Instrument, except that shareholders shall have the right to vote on any amendment affecting their right to vote, on any amendment required by law or the Delaware Trust's registration statement or on any matter submitted to shareholders by the Trustees. The Massachusetts Declaration of Trust, on the other hand, generally gives the shareholders exclusive power to amend the Massachusetts Declaration of Trust in addition to the voting rights granted by the Delaware Trust Instrument. The Delaware Trust Instrument provides that one-third of the shares shall constitute a quorum; the Massachusetts Declaration of Trust requires a majority of shares to establish quorum for a meeting.
 LIABILITY OF TRUSTEES. The Delaware Trust Instrument provides that the Trustees shall not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee shall not be liable for any act as a
Trustee; but nothing in the Delaware Trust Instrument protects    the
Trustee   s     against any liability to which    they     would otherwise
be subject by reason of willful misfeasance, bad faith, gross negligence,
or reckless disregard of the duties involved in the conduct of    their
office. The Massachusetts Declaration of Trust provides that its Trustees shall not be liable for errors of judgment or mistakes of fact or law, subject to substantially similar provisions concerning bad faith, gross negligence, and reckless disregard as those described above.
5. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY PERMITTING EACH PORTFOLIO TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, subject to a shareholder vote, the adoption of a new fundamental investment policy that would permit each Portfolio to pool its assets with other Fidelity money market funds ("Pooled Fund"). If the proposal is approved, each Portfolio will be authorized to invest all its assets in a Pooled Fund that would invest in the same type of securities (and have the same objective, policies and limitations) as each Portfolio does currently. The purpose of pooling would
be to achieve operational efficiencies    and reduce costs    .
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all their assets in a single pooled investment. For example, a money market fund offering institutional services for large investors might pool its investments with another money market fund that offers checkwriting for individuals. This structure allows several funds with different features to combine their investments instead of managing them separately. The funds combine their investments by investing all their
assets in the same    P    ooled    F    und, which is organized as an
open-end management investment company (a mutual fund).
 PURPOSE OF THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither the Board nor FMR has determined that the Portfolios should invest in Pooled Funds, the Trustees believe it could be in the best interests of the Portfolios to adopt such a structure to allow for investing in a Pooled Fund at a future date.
 At present, certain of each of the Portfolios   '     fundamental
investment policies and limitations would prevent the Portfolios from investing all of their assets in another investment company, and would require a vote of shareholders of each Portfolio before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each Portfolio's assets to be invested in a single Pooled Fund, without an additional vote of shareholders, if the Trustees determine that action to be in the best interests of the Portfolios and their shareholders. If shareholders approve this proposal, the fundamental policies and limitations of the Portfolios that currently prohibit investment in shares of a single investment company would be appropriately modified to permit investment in a Pooled Fund. These policies include each Portfolio's limitation on investing more than 5% of its total assets in the securities of any one issuer or more than 25% in one industry.
 DISCUSSION. FMR currently manages a number of mutual funds with similar investment objectives, policies, and limitations, but with different features and services ("Comparable Funds"). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved and costs could be reduced. Similarly, FMR anticipates that a Pooled Fund structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The Portfolios' methods of operation and shareholder services would not be materially affected by their investment in a Pooled Fund, except that the assets of each Portfolio would be managed as part of a larger pool. Were a Portfolio to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would invest
directly     in individual money market securities. The Portfolio would otherwise continue its normal operation, including the payment of interest dividends. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas. The Trustees would retain the right to withdraw a Portfolio's investments from the Pooled Fund at any time. The Portfolio would then resume investing directly in money market instruments as it is does currently.
 At present, the Trustees have not considered any proposal to authorize pooling of assets. The Trustees will only authorize investing a Portfolio's assets in a Pooled Fund if they determine that pooling is in the best interests of the Portfolio and its shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the Portfolio or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would increase costs to shareholders.
 FMR is presently seeking federal and state regulatory approval in order to put the Fidelity funds in a position to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, nor that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the Portfolios may be reduced. If a Portfolio's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when Pooled Fund operation occurs.
 PROPOSED FUNDAMENTAL POLICY. In order to permit the Portfolios to invest
in a Pooled Fund at a future date, the Trustees recommend that    each
Portfolio adopt the following fundamental policy:
 "The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Portfolio."
 If the Proposal is adopted, the trustees intend to adopt a non-fundamental investment limitation for each Portfolio which states:
 "The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Portfolio."
 CONCLUSION. After consideration of the relevant factors, the Board of Trustees has determined that it is appropriate for shareholders to adopt a new fundamental policy that would permit each Portfolio, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective. policies, and limitations as the Portfolio.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 6 through 14 is to revise several of the Portfolios' investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The Board of Trustees has asked FMR to analyze the investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective, to adopt standard non-fundamental limitations and to propose to shareholders elimination of certain fundamental limitations or adoption of standard fundamental limitations. FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Except as noted in the proposals, the new or revised limitations are not likely to have any impact on the investment techniques employed by the Portfolios at this time. However, they will contribute to the overall objectives of standardization.
6. TO ELIMINATE EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Retirement Money Market Portfolio and Retirement Government Money Market Portfolio's current fundamental investment limitation regarding short sales of securities states:
 "The Portfolio may not:
 sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales;"
 Current fundamental language for the remaining three portfolios (U.S Government, U.S. Treasury, and Domestic Money Market ) regarding short sales of securities states as follows:
 "The Portfolio may not:
 make short sales of securities;"
 The Trustees recommend that shareholders vote to eliminate these fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt the following non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitation.
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental investment limitation on short sales provides that each Portfolio may not engage in short sales of securities unless it
owns securities    equivalent in kind and amount to     the securities sold
short. This investment technique is known as a short sale "against the box." If the proposal is approved, the Trustees intend to adopt the following non-fundamental investment limitation on short selling, which would permit short sales against the box:
 "The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The proposed non-fundamental limitation would    clarify that transactions
in options are not deemed to constitute selling securities short.     The
current fundamental language for U.S. Government Portfolio, U.S. Treasury Portfolio, and Domestic Money Market Portfolio prohibits the portfolios from selling securities short under any circumstances. In order to make the limitations of these Portfolios consistent with the more flexible retirement Portfolios, the Board of Trustees has proposed language which will allow all five Portfolios to sell securities short under certain circumstances, without significantly altering the Trust's investment objectives and policies.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a
vote of shareholders.    For     example, the Trustees may vote to change
the limitation if state regulations were to change to permit other types of short sales.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize each Portfolio's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate each Portfolio's fundamental investment limitation regarding short sales of securities. If approved, the new non-fundamental limitation will become
effective on the closing date. If the proposal is not approved    by a
Portfolio, that     Portfolio's current limitation will remain unchanged.
7. TO ELIMINATE U.S. GOVERNMENT PORTFOLIO'S, U.S. TREASURY PORTFOLIO'S AND DOMESTIC MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES.
 U.S. Government Portfolio's, U.S. Treasury Portfolio's and Domestic Money Market Portfolio's current fundamental investment limitation concerning investment in other investment companies states:
 "The Portfolio may not:
 purchase the securities of other investment companies or investment trusts;"
 The Trustees recommend that shareholders of each Portfolio vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The Portfolio does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger;"
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act, including a rule limiting such investments to 10% of a fund's total assets, having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, 3% of the total outstanding voting stock of the acquired investment company, and by some state regulations. The proposal would permit the funds to invest in securities of other investment companies (but not open-end mutual funds), subject to those rules and regulations. Any securities issued by other investment companies would also have to meet the Portfolios' credit and maturity standards, as well as the requirements of Rule 2a-7 under the 1940 Act. Other investment companies will incur expenses that are comparable to expenses paid by the Portfolios, which should be taken into account in considering investments in such securities.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize the Portfolios' investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate each Portfolio's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental limitation will become effective on the closing date. If the proposal is not approved by a Portfolio's shareholders, then the current limitation will remain unchanged.
8. TO ELIMINATE EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 Domestic Money Market Portfolio, U.S Treasury Portfolio and U.S. Government Portfolio each have a current fundamental investment limitation concerning purchasing securities on margin which states:
 "The Portfolio may not:
 purchase securities on margin (but a Portfolio may obtain such credits as may be necessary for the clearance of purchases and sales of securities);"
 Similarly, Retirement Money Market Portfolio, and Retirement Government Money Market Portfolio each have a current fundamental investment limitation concerning purchasing securities on margin which states:
 "The Portfolio may not:
 purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Portfolio may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts;"
 The Trustees recommend that shareholders vote to eliminate both of the above fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral against this loan. Each Portfolio's current fundamental limitation prohibits the Portfolio from purchasing securities on margin, except for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. Mutual funds are also permitted to obtain such short-term credits as may be necessary for the clearance of transactions. The proposed non-fundamental limitation includes this exception. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies.
 Subject to shareholder approval, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each Portfolio's fundamental limitation on margin purchases is unlikely to affect the Portfolio's investment techniques at this time, the Portfolios may alter their investment practices in the future in the event of a change in federal regulatory requirements. The Board of Trustees believes that efforts to standardize the Portfolios' investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to eliminate each Portfolio's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective on the closing date. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
9. TO AMEND U.S. GOVERNMENT PORTFOLIO'S, U.S. TREASURY PORTFOLIO'S AND DOMESTIC MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING DIVERSIFICATION.
 The current investment limitation regarding diversification for U.S. Government Portfolio, U.S Treasury Portfolio and Domestic Money Market Portfolio reads:
 "The Portfolio may not:
 purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; provided, however, that with respect to 25% of its total assets 10% of its assets may be invested in the securities of any single issuer;"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing diversification:
 "The Portfolio may not:
 with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed as to principal by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;"
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation governing diversification.
 "The Portfolio does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the Portfolio may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days;"
 The amendment of    the     fundamental language proposed above increases
the efficiency of the operation and monitoring of the Fund, and in turn allows for the improvement of the quality of services performed by FMR on
behalf of shareholders of    each Portfolio    . Adoption of new
non-fundamental language facilitates a more expeditious, less costly
   implementation     of policies consistent with any regulatory changes
which affect the Fund, which, in turn, benefits the shareholders.
 The Board of Trustees believes that the efforts to standardize the Portfolios' investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to amend the above-referenced Portfolios' fundamental investment limitation regarding
diversification. If approved, the    amended     fundamental limitation
will become effective on the closing date. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
10. TO AMEND RETIREMENT MONEY MARKET PORTFOLIO'S AND RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING LENDING.
 Current language regarding loans for both Retirement Money Market Portfolio and Retirement Government Money Market Portfolio states:
 "The Portfolio may not . . .
 lend any security or make any other loan if, as a result, more than 331/3% of the Portfolio's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 The Trustees recommend that shareholders vote to replace this limitation with the following new fundamental investment limitation governing loans:
 "The Portfolio may not . . .
 lend any security or make any other loan if, as a result, more than 331/3% of the Portfolio's total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of the proposal is to revise the Portfolio's fundamental lending limitations to conform to a limitation that is expected to become standard for all funds managed by FMR. Although adoption of the new lending limitation is not likely to have a significant impact on the investment techniques employed by either Portfolio, it will contribute to the overall objectives of standardization. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental lending limitation cannot be changed without a vote of shareholders.
 The proposed amended limitation also provides specific authority for the Portfolio to acquire an entire issue of debt securities, whether privately or publicly offered. Ordinarily, if a Portfolio purchases an entire issue of debt securities, there may be greater risks associated with liquidity and availability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the Portfolio's daily share price.
 The Board of Trustees believes that the efforts to standardize the Portfolios' investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to amend the above-referenced Portfolios' fundamental investment limitation regarding lending. If approved, the new fundamental limitation will become effective on the closing date. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
11. TO AMEND RETIREMENT MONEY MARKET PORTFOLIO'S AND RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SENIOR SECURITIES.
 Both Retirement Money Market Portfolio's and Retirement Government Money Market Portfolio's current fundamental investment limitation regarding the issuance of senior securities states as follows:
 "The Portfolio may not . . .
 issue bonds or any other class of securities preferred over shares of the Portfolio in respect of the Portfolio's assets or earnings, provided that the Trust may establish additional series or classes of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders vote to replace this limitation with the following new fundamental investment limitation governing the issuance of senior securities:
 "The Portfolio may not . . .
 issue senior securities, except as permitted under the Investment Company Act of 1940."
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a
class of security preferred over    other     shares of a portfolio with
respect to the portfolio's assets or earnings. It generally does not include temporary or emergency borrowings by a portfolio (which might occur to meet shareholder redemption requests) in accordance with federal law and the portfolio's investment limitations. Various investment techniques which obligate a portfolio to pay money at a future date (e.g. the purchase of securities for settlement on a date that is longer than normal) occasionally raise questions as to whether a "senior security" is created. A Portfolio utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act.
 Although adoption of an amended senior securities limitation is not likely to have any impact on the investment techniques employed by the Portfolios, it will contribute to the overall objectives of standardization. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of the Portfolios' shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to adopt the new limitation concerning the issuance of senior securities.
   If approved t    he    amended fundamental     limitation will become
effective on the closing date. If the proposal is not approved, the Portfolios' current limitation will remain unchanged.
12. TO AMEND EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING BORROWING.
 Each Portfolio's current fundamental investment limitation regarding borrowing states:
 "The Portfolio may not:
 borrow money, except that a Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment), or engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation;"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following amended fundamental investment limitation governing borrowing:
 "The Portfolio may not:
 borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment), and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and
(ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;"
 The proposed amended limitation would require each Portfolio to reduce borrowings that come to exceed 33 1/3% of total assets for any reason, within three days excluding Sundays and holidays. Under the current limitation, the Portfolios must reduce borrowings that come to exceed 33 1/3% of total assets only by reason of a decline in net assets.
 The proposal would also act to revise each Portfolio's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which the Portfolios are managed, but rather it will contribute to the overall objective of standardization.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each Portfolio. Accordingly, the Trustees recommend that shareholders of the Portfolios vote FOR the proposed amendment. The
   amended fundamental     limitation, upon shareholder approval, will
become effective on the closing date. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
13. TO AMEND EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 Domestic Money Market Portfolio, U.S. Treasury Portfolio, and U.S. Government Portfolio each have a fundamental investment limitation regarding real estate which currently states:
 "The Portfolio may not:
 buy or sell real estate or securities issued by real estate investment trusts;"
 Retirement Money Market Portfolio, and Retirement Government Money Market Portfolio each have a fundamental investment limitation regarding real estate which currently states:
 "The Portfolio may not:
 purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Portfolio from purchasing interests in pools or real estate mortgage loans);"
 Subject to shareholder approval, the Trustees intend to replace their limitations with the following fundamental investment limitation governing purchases and sales of real estate.
 "The Portfolio may not:
 purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"
 The primary purpose of the proposed amendment is to clarify the types of securities in which each Portfolio is authorized to invest and to conform each Portfolio's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new limitation may not be changed without a vote of shareholders.
 For Domestic Money Market Portfolio and Retirement Money Market Portfolio, the proposal would permit investments in securities issued by real estate investment trusts, if they meet the portfolio's quality and maturity standards and the requirements of Rule 2a-7. The Portfolios have no immediate plans to purchase securities issued by real estate investment trusts; however, they would be allowed to do so in the future if suitable investment opportunities become available. In all other respects, adoption of the proposed limitation on real estate is not expected to affect the way in which the Portfolios are managed or the securities or instruments in which each Portfolio invests. The Portfolios do not expect to acquire real estate. However, the proposed amendment would clarify two points. First, the proposed limitation would make explicit that each Portfolio may acquire an instrument whose interest and principal may be secured by a mortgage or other right to foreclose on real estate in the event of default. Second, the proposed limitation would clarify that each Portfolio may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects, subject to the Portfolio's investment objective and other policies and limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each Portfolio by providing more investment flexibility. Accordingly, the Trustees recommend that shareholders vote FOR the proposal. The amended limitation, upon shareholder approval, will become effective on the closing date. If the proposal is not approved, each Portfolio's current limitation will remain unchanged.
14. TO AMEND EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASES AND SALES OF COMMODITIES.
 Domestic Money Market Portfolio, U.S. Treasury Portfolio, and U.S. Government Portfolio each have a fundamental investment limitation regarding commodities which states:
 "The Portfolio may not:
 buy or sell commodities, or commodity (futures) contracts;"
 Retirement Money Market Portfolio, and Retirement Government Money Market
Portfolio's fundamental investment limitation regarding commodities    each
    states:
 "The Portfolio may not:
 purchase or sell physical commodities unless acquired as a result of owner ship of securities (but this shall not prevent the Portfolio from purchasing and selling futures contracts);"
 Subject to shareholder approval, the Trustees intend to replace these limitations with the following fundamental investment limitation governing purchases and sales of commodities:
 "The Portfolio may not:
 purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;"
 The primary purpose of the proposed amendment is to clarify the securities in which each Portfolio is authorized to invest and to revise each Portfolio's fundamental limitation on sales of commodities so that it conforms to a limitation which is expected to become standard for all funds managed by FMR (see "Adoption of Standardized Investment Limitations" on page ). If the proposal is approved, the new limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation on sales of commodities is not expected to affect the way in which each Portfolio is managed, the investment performance of each Portfolio, or the securities or instruments in which each Portfolio invests. The Portfolios do not expect to sell commodities. However, the proposed limitation would clarify that , although each Portfolio may not sell commodities outright, it may sell commodities that have been acquired as a result of ownership of securities or other instruments.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to amend each Portfolio's fundamental limitation relating to the purchase and
sale of physical commodities. The    amended fundamental     limitation,
upon shareholder approval, will become effective on the closing date. If the proposal is not approved by shareholders of a Portfolio, that Portfolio will maintain the current fundamental limitation regarding physical commodities.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
CURRENT MANAGEMENT CONTRACTS
 Each Portfolio employs FMR to furnish investment advisory and other
services to each Portfolio. Under FMR's    m    anagement    c    ontract
with each Portfolio, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. FMR also provides each Portfolio with all necessary office facilities, equipment and personnel for servicing the Portfolios' investments and maintaining their organization, and compensates all officers of the Trust, all Trustees who are "interested persons" of the Trust or of FMR, and all the personnel of the Trust performing services relating to research, statistical and investment activities. In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of each Portfolio. These services include providing facilities for maintaining each Portfolio's organization, supervising relations with the custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Portfolios, preparing all general shareholder communications and conducting shareholder relations, maintaining the Trust's records and the registration of each Portfolio's shares under federal and state securities laws, developing management and shareholder services for each Portfolio and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
 FMR pays certain expenses of the Trust as described herein. Specific expenses payable by FMR include, without limitation, the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; expenses of typesetting for printing prospectuses; custodian charges; auditing and legal expenses; insurance expense; association membership dues; the expense of reports to shareholders; shareholder meetings; and proxy solicitations.
Fidelity Investments Institutional Operations Company    (    FIIOC   )
performs transfer agency, dividend disbursing and shareholder servicing functions for each Portfolio, the costs of which services are borne by FMR
pursuant to its    m    anagement    c    ontract with each Portfolio.
   Fidelity Service Company (    Service   )     calculates each
Portfolio's NAV and dividends, maintains the Trust's general accounting records, and administers the Trust's securities lending program on behalf of Domestic Money Market Portfolio. Both FIIOC and Service are affiliates of FMR.
 FMR pays all other expenses of the Trust with the following exceptions: the payment of fees and expenses of all Trustees of the Trust who are not "interested persons" of the Trust or FMR; brokerage fees or commissions (if any); interest on borrowings; taxes; and such extraordinary non-recurring expenses as may arise, including litigation to which the Trust may be a party.
 For these services and the payment by FMR of the Trust's expenses, each Portfolio pays a monthly management fee to FMR at the annual rate of .42% of the average net assets of the Portfolio throughout the month pursuant to
a    m    anagement    c    ontract approved by the shareholders on October
30, 1986    for U.S. Treasury, U.S. Government and Domestic Money Market
Portfolio, and October 29, 1989 for Retirement Money Market and Retirement
Government Money Market Portfolio    . The management fees paid to FMR are
reduced by an amount equal to the fees and expenses of those Trustees who are not "interested persons" of the Trust or FMR.
 During each Portfolio's fiscal years ended    1994, 1993, and 1992    ,
FMR received the payments shown below for its services as investment adviser to each Portfolio.
U.S. TREASURY PORTFOLIO
Fiscal Year Ended   Management Fee

08/31/94               $ 693,283

08/31/93             761,083

08/31/92*            705,658

U.S. GOVERNMENT PORTFOLIO
Fiscal Year Ended   Management Fee

   08/31/94            $ 726,413

08/31/93             1,247,037

08/31/92*            1,316,958

DOMESTIC MONEY MARKET PORTFOLIO
Fiscal Year Ended   Management Fee

   08/31/94            $ 1,781,535

08/31/93             2,893,862

08/31/92*            2,796,308

RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
Fiscal Year Ended   Management Fee

08/31/94               $ 6,327,789

08/31/93             5,612,942

08/31/92*            3,896,716

RETIREMENT MONEY MARKET PORTFOLIO
Fiscal Year Ended   Management Fee

   08/31/94            $ 9,368,441

08/31/93             6,964,571

08/31/92*            5,031,599

 * On July 16, 1992, the Trustees of the Trust approved a change in the fiscal year end of the Trust to August 31.
 SUB-ADVIS   E    R. FMR has entered into a sub-advisory agreement with FMR
Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to each Portfolio. Under the sub-advisory agreement, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with each Portfolio. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

                             Sub-advisory Fees Paid by FMR

                             To FMR Texas For the Fiscal Years Ended:

                             8/31/94                                        8/31/93        8/31/92*



U.S. Treasury Portfolio      $ 346,642                                      $ 380,542      $ 352,829

U.S. Government              $ 363,207                                      $  623,519     $ 658,479
Portfolio

Domestic Money               $ 890,768                                      $ 1,446,931    $ 1,398,154
Market Portfolio

Retirement                   $ 3,163,895                                    $ 2,806,471    $ 1,948,358
Government Money
Market Portfolio

Retirement Money             $ 4,684,221                                    $ 3,482,286    $ 2,515,800
Market Portfolio


 * On July 16, 1992, the Trustees of the Trust approved a change in the fiscal year end of the Trust to August 31.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a
number of investment companies whose net assets as of    August 31    ,
1994, were in excess of $250 billion. The Fidelity family of funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of the Trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 3.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas, a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel,
and the Trustees    may    , from time to time have transactions with
various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and subsidiaries as of December 31, 1993 is shown beginning on page .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Leland Barron, Robert Litterst, Gary L. French, Arthur S.
Loring,    and Thomas D. Maher     are currently officers of the trust and
officers or employees of FMR or FMR Corp. With the exception of Mr.
Costello   , Mr. Maher,     and Robert Litterst all of these persons are
stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Service, which is the transfer and shareholder servicing agent for certain of the retail funds advised by
FMR,    FIIOC    , which performs shareholder servicing functions for
certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, Caleb Loring, Jr., and Ms. Abigail P. Johnson are the
Directors of FMR Corp. On    August 31    , 1994, Messrs. Johnson 3d,
Burkhead, Curvey, and Loring, Jr. and Ms. Johnson owned approximately 24%, 3%, 3%, 13% and 24%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately 32% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately 2%, 3% and 2%, respectively, of the non-voting common and equivalent stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d., Mr. Loring, Jr., and other Johnson family members, together owned approximately 43% of the non-voting common and equivalent stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period September 1,    1993     through    August 31    , 1994
the following transactions were entered into by officers and/or Trustees of the funds or of FMR Corp. involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. Mr. Edward C. Johnson 3rd converted 2,064 of voting common stock into 2,064 shares of non-voting common stock. Mr. Caleb Loring, Jr. purchased 1,064 of voting common stock with a cash payment of approximately $166,000. ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments. Under the sub-advisory agreement with FMR Texas, FMR pays FMR Texas a fee equal to 50% of the management fee retained by FMR under its effective
   m    anagement    c    ontract with    each Portfolio    . For the
fiscal year ended August 31, 1994, FMR paid to FMR Texas fees of $346,642 for U.S. Treasury Portfolio, $363,207 for U.S. Government Portfolio, $890,768 for Domestic Money Market Portfolio, $3,163,895 for Retirement Government Money Market Portfolio, and $4,684,221 for Retirement Money Market Portfolio.
 The Statement of Financial Condition of FMR Texas as of December 31, 1993 is shown beginning on page .
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. The officers of FMR Texas are Fred L. Henning, Senior Vice President; Leland Barron, Vice President; Thomas D. Maher, Vice President; Burnell Stehman, Vice President; John Todd, Vice President; Sarah H. Zenoble, Vice President; David C. Weinstein, Secretary; and Charles F. Dornbush, Treasurer. All of these persons, except Thomas D. Maher, are stockholders of FMR Corp. The principal business address of the
Directors is 82 Devonshire Street, Boston, M   assachusetts    . The
principal business address of FMR Texas is 400 East Las Colinas Boulevard,
Irving, T   exas    .
BALANCE SHEETS
 The Consolidated Statements of Financial Condition of FMR and of FMR Texas, as of December 31, 1993 (audited) are shown on pages through . To the knowledge of FMR and of FMR Texas, there has been no material adverse change in either of their financial conditions from December 31, 1993 to
the date of this proxy statement. Proxies will no   t     be voted for
approval of any of the proposals in this proxy statement unless (a) in the
judgment of the Board of Trustees of the    T    rust there have been no
material changes in the financial conditions of FMR and of FMR Texas, between December 31, 1993 and the date of the proxy statement, and (b) the
   T    rust has received a certificate of the Chairman, President, or
Senior Vice President of FMR and of FMR Texas, dated the day on which such proxies are to be voted, that , to his or her knowledge, since December 31, 1993, there has been no material adverse change in FMR's and FMR Texas' financial condition which has not been disclosed to shareholders in additional proxy solicitation material.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each Portfolio by FMR pursuant to authority contained in the
   m    anagement    c    ontract   s    . FMR is also responsible for the
placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads or commissions.
 Each Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to each Portfolio or account over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of such brokerage and research services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to FMR in rendering investment management services to each Portfolio and/or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to each Portfolio. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolios to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or FMR's overall responsibilities to the Portfolios and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Portfolios or shares of other Fidelity funds, to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI), if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts that they or their affiliates manage, except in accordance with regulations of the SEC. Pursuant to such regulations, the Board of Trustees has approved a written agreement in order to permit FBSI to effect portfolio transactions on national securities exchanges and to retain compensation in connection with such transactions.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.
 From time to time, the Trust's Trustees will review whether the recapture for the benefit of each Portfolio of some portion of the brokerage commissions or similar fees paid by each Portfolio on portfolio transactions is legally permissible and advisable. Each Portfolio seeks to recapture soliciting dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for each Portfolio to seek such recapture.
 Although the Trustees and officers of the Trust are substantially the same as those of other funds managed by FMR, investment decisions for the Trust are made independently from those of other funds advised by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are engaged simultaneously in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be
equitable to each fund. In some cases   ,     this system could have a
detrimental effect on the price or volume of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions and prices for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
 Each Portfolio has a Distribution Agreement with Distributors, an affiliate of FMR. Distributors, a Massachusetts corporation organized July 18, 1960, is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distribution Agreement calls for Distributors to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each Portfolio. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Distributors also acts as general distributor for other publicly offered Fidelity funds.
 Each Portfolio has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Trust's Board of Trustees adopted the Plan to assure that each Portfolio and FMR may incur certain expenses that might be considered to constitute indirect payment by a Portfolio of distribution expenses.
 The Plan specifically recognizes that FMR, either directly or through Distributors, may use its management fee revenue, past profits or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Portfolios. In addition, the Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that provide assistance in selling shares of the Portfolios or to third parties, including banks, that render shareholder support services. The Trustees have not yet authorized any such payments.
 As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Portfolios other than those made to FMR under the Management Contract with the Portfolios. To the extent that the Plan gives FMR and Distributors greater flexibility in connection with the distribution of shares of the Portfolios, additional shares of each Portfolio's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
 The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined, in Distributors' opinion it should not prohibit banks from being paid for shareholder servicing and recordkeeping functions. Distributors intends to engage banks only for the purpose of performing such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, should be taken to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolios might occur, including possible termination of any automatic investment or redemption or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the
interpretations of federal law expressed herein, and banks and    other
financial institutions may be required to register as dealers pursuant to state law. The Portfolios may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plan. No preference will be shown in the selection of investments for the instruments of depository institutions.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the Trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares. FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
      ($000)
Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of (in thousands):
 Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
C. NOTE RECEIVABLE FROM AFFILIATE
On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
D. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of FMR Texas, Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of FMR Texas, Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of FMR Texas, Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND
Boston, Massachusetts
January 28, 1994
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Cash    $ 529
Investments (market value $1,290,336)    1,237,971
Property and equipment, net    1,307,550
Deferred income taxes    708,608
  Total Assets   $ 3,254,658
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Accounts payable and accrued expenses   $ 33,804
Payable to parent company    1,804,692
Income taxes payable    161,326
  Total Liabilities    1,999,822

Stockholder's equity:
Common stock, $1 par value;
 authorized 100,000 shares;
 issued and outstanding 1,000 shares    1,000
Additional paid-in capital    1,009,585
Retained earnings     244,251
  Total Stockholder's Equity    1,254,836
  Total Liabilities and Stockholder's Equity   $ 3,254,658
The accompanying notes are an integral part
of the statement of financial condition.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
FMR Texas, Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company was formed to provide, under a subadvisory agreement with its parent, investment management and advisory services.
The Company is a registered investment advisor and receives fees from its parent for the services provided.
Intercompany transactions with Fidelity Management & Research Company are settled during the normal course of business. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. INVESTMENTS
Investments, comprised of shares held in mutual funds, are stated at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful life or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful lives of the assets are capitalized.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp., the parent company of Fidelity Management & Research Company.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of:
 Furniture   $ 2,962
 Equipment (principally computer related)    796,267
 Leasehold improvements    1,518,400
      2,317,629
 Less: Accumulated depreciation and amortization    1,010,079
     $ 1,307,550
EXHIBIT 1
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (C)
GROWTH AND INCOME
Balanced (3)  7/31/93 $ 2,154.5 0.53% 0.53% 0.93%
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) - 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
Advisor Equity Portfolio
 Income :
 Class A (3) 11/30/93  19.1 0.50 0.50 1.77
 Institutional Class (3) 11/30/93  167.8 0.50 0.50 0.79
Convertible Securities (3) 11/30/93  782.6 0.53 0.53 0.92
Equity-Income II (3) 11/30/93  3,544.3 0.53 0.53 0.88
Variable Insurance
 Products:
  Equity-Income 12/31/93  952.1 0.53 0.53 0.62
Equity-Income (3) 1/31/94  6,040.5 0.38 0.38 0.66
Real Estate (3) 1/31/94  417.9 0.63 0.63 1.13
Utilities Income (3) 1/31/94  1,394.4 0.53 0.53 0.86
U.S. Equity Index 2/28/94  1,647.0 0.28 - 0.28
Market Index  4/30/94  300.9 0.45 0.45 0.45
Fidelity Fund (3) 6/30/94   1,545.0 0.41 0.41 0.65
ASSET ALLOCATION
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager:
 Growth (3)(4) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager:
 Income (3)(4) 9/30/93  79.1 0.44 - 0.65
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/93  1,432.9 0.72 0.72 0.88
  Index 500 12/31/93  20.8 0.28 - 0.28
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES
TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE
NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
 ASSETS (C)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
 Opportunities (3) 9/30/93 $ 219.2 0.54% 0.54% 1.57%
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Emerging Asia
 Fund, Inc. (5) 10/31/94**  117.0 1.01(dagger) 1.01(dagger) 1.86(dagger)
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.38
Canada (2)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (2)   10/31/93  488.3 0.64 0.64 1.25
Europe Capital
 Appreciation (2) 10/31/94**  231.8 0.78(dagger) 0.78(dagger) 1.58(dagger)
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93**  114.6 0.77(dagger) 0.77(dagger) 1.94(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.71 1.10
Value (3)   10/31/93  1,100.8 0.72 0.72 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
Advisor Equity Portfolio
  Growth :
 Class A (3) 11/30/93  176.0 0.66 0.66 1.84
   Institutiona l Class (3) 11/30/93  226.7 0.66 0.66 0.94
Emerging Growth (3) 11/30/93  620.6 0.80 0.80 1.19
Growth Company (3) 11/30/93  2,119.8 0.75 0.75 1.07
New Millennium 11/30/93**  187.5 0.68(dagger) 0.68(dagger) 1.32(dagger)
Retirement Growth (3) 11/30/93  2,404.1 0.76 0.76 1.05
Congress Street 12/31/93  63.4 0.46 0.46 0.61
Contrafund (3) 12/31/93  4,138.1 0.69 0.69 1.06
Exchange   12/31/93  187.7 0.54 0.54 0.57
Trend (3)   12/31/93  1,296.7 0.65 0.65 0.92
Variable Insurance
 Products:
  Growth  12/31/93 $ 1,016.0 0.63% 0.63% 0.71%
  Overseas (2) 12/31/93  398.7 0.77 0.77 1.03
Mid-Cap Stock (3) 1/31/95**  17.6 0.62(dagger) 0.62(dagger) 2.23(dagger)
Select Portfolios:
 Air Transportation (3) 2/28/94  17.8 0.63 0.63 2.31
 American Gold 2/28/94  313.4 0.63 0.63 1.49
 Automotive (3) 2/28/94  133.8 0.63 0.63 1.68
 Biotechnology (3) 2/28/94  549.9 0.63 0.63 1.61
 Brokerage and Investment
  Management (3) 2/28/94  69.3 0.63 0.63 1.77
 Chemicals (3) 2/28/94  27.4 0.63 0.63 1.93
 Computers (3) 2/28/94  41.2 0.63 0.63 1.89
 Construction and
  Housing (3) 2/28/94  42.1 0.63 0.63 1.66
 Consumer Products (3) 2/28/94  9.0 0.63 0.49 2.48
 Defense and
  Aerospace (3) 2/28/94  4.6 0.63 - 2.53
 Developing
  Communications (3) 2/28/94  177.0 0.63 0.63 1.56
 Electronics (3) 2/28/94  54.3 0.63 0.63 1.67
 Energy (3)  2/28/94  126.1 0.63 0.63 1.66
 Energy Service (3) 2/28/94  94.0 0.63 0.63 1.65
 Environmental
  Services (3) 2/28/94  56.6 0.63 0.63 2.03
 Financial Services (3) 2/28/94  168.8 0.62 0.62 1.63
 Food and Agriculture (3) 2/28/94  110.1 0.62 0.62 1.64
 Health Care (3) 2/28/94  552.3 0.63 0.63 1.55
 Home Finance (3) 2/28/94  224.4 0.63 0.63 1.58
 Industrial Equipment (3) 2/28/94  58.2 0.63 0.63 1.68
 Industrial Materials (3) 2/28/94  33.8 0.64 0.64 2.08
 Insurance (3) 2/28/94   22.4 0.63 0.63 1.93
 Leisure (3)  2/28/94  88.1 0.63 0.63 1.53
 Medical Delivery (3) 2/28/94  105.8 0.63 0.63 1.79
 Multimedia (3) (6) 2/28/94  62.8 0.63 0.63 1.63
 Natural Gas (3) 2/28/94**  45.1 0.63(dagger) 0.63(dagger) 1.93(dagger)
 Paper and Forest
  Products (3) 2/28/94  27.0 0.64 0.64 2.07
 Precious Metals and
  Minerals (3) 2/28/94  378.4 0.63 0.63 1.55
 Regional Banks (3) 2/28/94  201.0 0.62 0.62 1.60
 Retailing (3) 2/28/94 $ 57.7 0.62% 0.62% 1.83%
 Software and Computer
  Services (3) 2/28/94  172.2 0.63 0.63 1.57
 Technology (3) 2/28/94  163.4 0.63 0.63 1.54
 Telecommunications (3) 2/28/94  353.3 0.63 0.63 1.53
 Transportation (3) 2/28/94  10.5 0.63 0.63 2.39
 Utilities (3) 2/28/94  310.9 0.63 0.63 1.35
Magellan (3)  3/31/94  29,816.4 0.76 0.76 0.99
Small Cap Stock 4/30/94**  572.2 0.68(dagger) 0.68(dagger) 1.18(dagger)
Fidelity Fifty (3) 6/30/94  44.2 0.63 0.63 1.58
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/93  8.4 0.50 - 1.50
Sterling
 Performance, L.P. 12/31/93  3.0 0.50 - 1.50
Yen Performance, L.P. 12/31/93  4.0 0.50 - 1.50
INCOME
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond (3) 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term
 Income (3) 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 - 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
Advisor Institutional
 Limited Term Bond:
 Class A    11/30/93  174.3 0.42 0.42 0.64
 Institutional Class 11/30/93  22.5 0.42 0.42 1.23




Institutional Short-
 Intermediate
  Government:
  Class I  11/30/93 $ 255.2 0.45% 0.45% 0.45%
  Class II  11/30/94**  .1 0.45(dagger) 0.45(dagger) 0.70(dagger)
Advisor Emerging
 Markets Income 12/31/94**  6.2 0.71(dagger) - 1.50(dagger)
Global Bond (2) 12/31/93  434.1 0.71 0.71 1.17
New Markets Income (2) 12/31/93**  114.6 0.71(dagger) 0.28(dagger)
1.24(dagger)
Short-Term World
 Income (2) 12/31/93  400.1 0.62 0.62 1.00
Spartan Bond
 Strategist (3) 12/31/93**  15.4 0.70(dagger) 0.70(dagger) 0.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/93  343.1 0.51 0.50 0.64
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/93  98.9 0.47 0.47 0.68
Spartan Long-Term
 Government Bond 1/31/94  85.8 0.65 0.65 0.65
U.S. Bond Index 2/28/94  190.2 0.32 - 0.32
Capital & Income (3) 4/30/94  2,644.6 0.71 0.71 0.97
Intermediate Bond (3) 4/30/94  1,782.5 0.31 0.31 0.64
Investment Grade Bond (3) 4/30/94  1,026.3 0.41 0.41 0.74
Short-Term Bond (3) 4/30/94  2,230.0 0.46 0.46 0.80
Spartan Government
 Income   4/30/94  397.4 0.65 0.65 0.65
Spartan High Income 4/30/94  671.4 0.75 0.75 0.75
Spartan Short-Intermediate
 Government 4/30/94  61.7 0.65 0.10 0.10
The North Carolina Capital
     Management   Trust:
        Term Portfolio 6/30/94  74.1 0.41 0.41   0.41
MONEY MARKET
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93 $ 2,841.7 0.50% 0.50% 0.57%
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
Cash Reserves (4) 11/30/93  9,761.4 0.14 0.13 0.48
State and Local Asset
 Management Series:
  Government Money
   Market (4) 11/30/93  844.5 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/93  307.3 0.14 0.13 0.22
Select Money Market (4) 2/28/94  462.6 0.13 0.13 0.72
Institutional Cash:
 Domestic Money
  Market (4) 3/31/94  762.8 0.20 0.12 0.18
 Money Market :
  Class A (4) 3/31/94  5,263.1 0.20 0.15 0.18
  Class B (4) 3/31/94**  34.4 0.20(dagger) 0.15(dagger) 0.50(dagger)
 U.S. Government (4) 3/31/94  4,830.3 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/94  1,898.0 0.20 0.15 0.18
 U.S. Treasury II:
  Class A (4) 3/31/94  4,916.5 0.20 0.14 0.18
  Class B (4) 3/31/94**  1.5 0.20(dagger) 0.14(dagger) 0.50(dagger)
Spartan Money Market (4) 4/30/94  4,512.4 0.45 0.31 0.31
Spartan U.S. Governmenrt
 Money Market (4) 4/30/94  799.3 0.45 0.45 0.45
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/94  1,391.7 0.39 0.39 0.39
TAX-EXEMPT INCOME
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93 $ 91.7 0.50% 0.22% 0.95%
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland
 Municipal  Income 8/31/93**  13.4 0.55(dagger) - -
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
Advisor Institutional
 Limited Term
  Tax-Exempt:
  Class A  11/30/93  22.1 0.42 0.24 0.65
  Institutional Class 11/30/93  15.4 0.42 - 0.90
Advisor Short-Inter-
 Mediate Tax Exempt 11/30/94** 6.5 0.41(dagger) - 0.75(dagger) Connecticut Municipal
 Money Market (4) 11/30/93  300.3 0.42 0.42 0.61
High Yield Tax-Free 11/30/93  2,161.9 0.42 0.42 0.56
New Jersey Tax-Free
 Money Market (4) 11/30/93  357.5 0.42 0.42 0.63
Spartan Connecticut
 Municipal:
  High Yield 11/30/93  450.4 0.55 0.55 0.55
  Money Market (4) 11/30/93  128.5 0.50 0.24 0.24
Spartan Florida Municipal:
 Income   11/30/93 $ 377.5 0.55% 0.25% 0.25%
 Money Market (4) 11/30/93  204.4 0.50 0.18 0.18
Spartan New Jersey
 Municipal High Yield 11/30/93  399.2 0.55 0.55 0.55
Aggressive Tax-Free 12/31/93  891.9 0.47 0.47 0.64
Insured Tax-Free 12/31/93  426.3 0.42 0.42 0.61
Limited Term
 Municipals  12/31/93  1,174.6 0.41 0.41 0.57
Michigan Tax-Free:
 High Yield  12/31/93  528.9 0.42 0.42 0.59
 Money Market (4) 12/31/93  161.3 0.42 0.41 0.62
Minnesota Tax-Free 12/31/93  320.0 0.42 0.42 0.61
Municipal Bond 12/31/93  1,279.8 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/93  442.1 0.41 0.41 0.57
 Money Market (4) 12/31/93  244.4 0.42 0.42 0.59
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/93  283.2 0.55 0.55 0.55
  Money Market (4) 12/31/93  218.8 0.50 0.50 0.50
Massachusetts Tax-Free:
 High Yield  1/31/94  1,365.4 0.41 0.41 0.54
 Money Market (4) 1/31/94  577.0 0.41 0.41 0.66
New York Tax-Free:
 High Yield  1/31/94  477.9 0.41 0.41 0.58
 Insured   1/31/94  395.2 0.41 0.41 0.58
 Money Market (4) 1/31/94  564.0 0.41 0.41 0.62
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/94  339.5 0.50 0.40 0.40
Spartan New York
 Municipal:
  High Yield 1/31/94  427.7 0.55 0.55 0.55    Intermediate 1/31/94**  4.3
0.55(dagger) - -
  Money Market (4) 1/31/94  446.6 0.50 0.50 0.50
California Tax-Free:
 High Yield  2/28/94  588.0 0.41 0.41 0.57
 Insured   2/28/94  299.5 0.41 0.29 0.48
 Money Market (4) 2/28/94  540.0 0.41 0.41 0.64
Spartan California
 Municipal:
  High Yield 2/28/94  598.5 0.55 0.52 0.52
  Intermediate 2/28/94** $ 7.7 0.55(dagger)% -% -%
  Money Market (4) 2/28/94  944.0 0.50 0.21 0.21
Institutional Tax-
 Exempt Cash (4) 5/31/94  2,549.9 0.20 0.14 0.18
(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 1994, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations, or paid by or due from brokers to which cer tain portfolio trades have been directed.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income and Advisor Emerging Markets only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.
(5) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.
(6) Effective April 25, 1994, Select Broadcast and Media Portfolio has been renamed to Multimedia Portfolio.
EXHIBIT 2
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
 A. Amendment to the Declaration of Trust: If approved, Article VIII,
Section 1 of the Declaration of Trust of the Trust will be amended as follows (langauge to be added is underlined and language to be deleted is [bracketed]):
 "Section 1. .... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A shareholder of each series shall be entitled to one vote for each dollar of net asset value per share of such series, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any Bylaws of Trust to be taken by Shareholders."
 B. AMENDMENT TO THE DELAWARE TRUST INVESTMENT if approved, Article VII, section 7.01 of the Trust Instrument of Fidelity Money Market Fund II will be amended as follows: (language to be added is underlined and language to be deleted is [bracketed]:
 Section 7.01.
 ... On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case any such matter shall be voted on by such class or classes. [Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.] A shareholder of each series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such series on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the Bylaws of the Trust to be taken by Shareholders.
EXHIBIT 3
MODEL AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
 THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (the "Agreement") is
made as of the    November 16    , 1994, by and between Fidelity Money
Market Trust ("the Company"), a business trust duly formed under the laws of the Commonwealth of Massachusetts, and Fidelity Money Market Trust II (the "Trust"), a business trust duly formed under the laws of the State of Delaware.
 This Agreement is intended to effect the conversion of the U.S. Treasury Portfolio, U.S. Government Portfolio, Domestic Money Market Portfolio, Retirement Money Market Portfolio and Retirement Government Money Market Portfolio ( the "Portfolios"), each a separate Series of shares of beneficial interest of the Company, into an equal number of separate series of a Delaware business trust. The conversion will involve the transfer of all of the assets of each Trust solely in exchange for assumption of all liabilities of that Trust, and the issuance of shares of beneficial interest (the "Trust Series Shares"), by a corresponding Series of the Trust (the "Corresponding Series"), followed by the constructive distribution, on the Closing Date hereinafter referred to, of such Trust Series Shares to the holders of shares of beneficial interest of that Trust (the "Trust Shareholders") in liquidation and termination of that Trust as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. TRANSFER OF ASSETS OF EACH PORTFOLIO IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF THE TRUST; DISSOLUTION OF THE PORTFOLIOS
 1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Company agrees to transfer the assets of each Portfolio as set forth in paragraph 1.2 to a separate, Corresponding Series of the Trust (each a "Series" of each Portfolio) established by the Trust solely for the purpose of acquiring all of the assets of that Portfolio, which Series have not issued any Trust Series Shares (except for one share issued to Fidelity Management & Research Company ("FMR") or commenced operations. The Trust, on behalf of each Series, agrees in exchange therefore (1) that each Series shall assume all of the liabilities of the Portfolio whose assets are acquired by the Corresponding Series, whether contingent or otherwise, then existing, and further (2) that the Trust shall deliver to each Portfolio the number of full and fractional Trust Series Shares of each Corresponding Series equal to the value and number of full and fractional shares of that Portfolio outstanding at the time of closing, as described in paragraph 3.1, on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.
 1.2. The assets of each Portfolio to be acquired by the Trust on behalf of the Corresponding Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of each Portfolio and other property owned by that Portfolio and any deferred or prepaid expenses shown as assets on the books of that Portfolio on the Closing Date provided for in paragraph 3.1.
 1.3. Immediately upon delivery to the Company on behalf of each Portfolio of the Trust Series Shares of each Corresponding Series, the individual Trustees of the Company or any officer duly authorized by them as the then sole shareholder of the Trust, shall (1) elect as trustees of the Trust ("Trustees") the persons who currently serve as Trustees of the Company;
(2) approve or disapprove (i) a separate Management Contract between the Trust and Fidelity Management & Research Company ("FMR") with respect to each Series, (ii) a separate Sub-Advisory Agreement between FMR and FMR Texas Inc. with respect to each Series, (iii) a Distribution and Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), between the Trust and Fidelity Distributors Corporation ("Distributors") identical to the plan and contracts currently in effect with respect to each Portfolio, except as to the parties to such plan or contract, (iv) the independent accountants who currently serve in that capacity for the Portfolios, (v) the adoption of revised fundamental policies by each Series described in proposals 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14, respectively, and (vi) the adoption of amendments to the Trust Instrument described in Proposal 3 of each separate proxy statement distributed in connection with such special meetings of Portfolio Shareholders ("Proxy Statement") in the same manner that Portfolio Shareholders so vote.
 1.4. As provided in paragraph 3.3, on the Closing Date each Portfolio will constructively distribute the Trust Series Shares received from the Corresponding Series pro rata in proportion to their respective shares of beneficial interest in that Portfolio ("Portfolio Shares") to Portfolio Shareholders of record determined as of the close of business on the Closing Date, in liquidation of such Portfolio Shares. Such distribution will be accomplished by the transfer of the Trust Series Shares then credited to the account of that Portfolio on the share records of the Trust to open accounts on those records in the names of such Portfolio Shareholders and representing the respective pro rata number of the Trust Series Shares received from the Corresponding Series due such Portfolio Shareholders. The Trust shall not issue certificates representing Trust Series Shares in connection with such distribution. Fractional Trust Series Shares shall be rounded to the third decimal place.
 1.5. Immediately after the distribution of the Trust Series Shares as set forth in Section 1.4, each Portfolio shall be terminated and liquidated and any such further actions shall be taken in connection therewith as required by applicable law.
 1.6. Ownership of the Trust Series Shares of each Series will be shown separately on the books of Service as the Trust's transfer agent.
 1.7. Any transfer taxes payable upon issuance of Trust Series Shares in a name other than the registered holder of the corresponding Portfolio Shares on the books of any Portfolio as of that time shall be paid by the person to whom such Trust Series Shares are to be distributed as a condition of such transfer.
 1.8. Any reporting responsibility of the Company with respect to a Portfolio is and shall remain the responsibility of the Company up to and including the Closing Date and any later date on which a Portfolio may be terminated.
2. VALUATION
 2.1. The value of each Portfolio's net assets to be acquired by the Trust on behalf of the Corresponding Series hereunder shall be the net asset value computed as of the valuation time provided in that Portfolio's prospectus on the Closing Date, using the valuation procedures set forth in that Portfolio's then current Prospectus or Statement of Additional Information.
 2.2. The number, value and denominations of full and fractional Trust Series Shares of the Corresponding Series to be issued in exchange for each Portfolio's net assets shall be equal to the number, value and denomination of full and fractional Portfolio Shares of that Portfolio outstanding on the Closing Date.
 2.3. All computations of value shall be made by Fidelity Service Co. ("Service"), a division of FMR Corp., in accordance with its regular practice as pricing agent for the Company.
3. CLOSING AND CLOSING DATE
 3.1. The transfer of each Portfolio's assets in exchange for the assumption by the Corresponding Series of that Portfolio's liabilities and the issuance of Trust Series Shares for the Corresponding Series, as described above, together with related acts necessary to consummate such acts ("Closing"), shall occur at the principal office of the Trust on
   December 30    , 1994 ("Closing Date"), or at such other place or later
date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of any Portfolio or at such other time and/or place as the parties may agree.
 3.2. In the event that, on the Closing Date, (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on said Exchange or in any market in which securities of any Portfolio are traded is disrupted so that accurate appraisal of the value of the total net assets of a Portfolio is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.
 3.3. The Company shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for a Portfolio and the Trust, of each Portfolio's conversion to a series of the Trust.
 3.4. Service, as transfer agent for each Portfolio, shall deliver at the Closing a certificate as to the conversion on its books and records of each Portfolio Shareholder account to an account as a holder of Trust Series
Shares of the Corresponding Series.   The Trust shall issue and deliver a
confirmation to each Portfolio evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Company that such Trust Series Shares have been credited to each Portfolio's account on the books of the Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
4. REPRESENTATIONS AND WARRANTIES
 4.1. The Company represents and warrants as follows:
  4.1.A. The Company is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts; and each Portfolio is a duly established and designated series of the Company;
  4.1.B. Each Portfolio is a series of the Company which is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;
  4.1.C. The Company is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Amended and Restated Declaration of Trust of the Company dated August 1, 1984 or the Bylaws of the Company or, to the Company's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Company is bound;
  4.1.D. The Company has no material contracts or other commitments (other than this Agreement) applicable to a Portfolio that will not be terminated without liability to that Portfolio or the Company on or prior to the Closing Date;
  4.1.E. To the Company's knowledge, no material litigation or administrative proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Company or any of its properties or assets, except as previously disclosed in writing to the Trust. The Company knows of no facts that might form the basis for the institution of such proceedings, and the Company is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.1.F. At the date hereof and at the Closing Date, all federal and other tax returns and reports of each Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;
  4.1.G. All issued and outstanding Portfolio Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonaccessible, except that under Massachusetts law, shareholders of a Massachusetts business trust may be held personally liable for the obligations of the trust;
  4.1.H. The information to be furnished by the Company for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
  4.1.I. All of the issued and outstanding Portfolio Shares will, at the time of the Closing, be held by the persons and in the amounts as certified in accordance with the provisions of paragraph 3.4;
  4.1.J. On the Closing Date, each Portfolio will have good and marketable title to its assets to be transferred to the Corresponding Series pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Corresponding Series will acquire good and marketable title thereto;
  4.1.K. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject to approval of Portfolio Shareholders, and will not conflict with the Company's Declaration of Trust or Bylaws, if any, or any provision of any agreement to which the Company is a party or by which it is bound, or to the knowledge of the Company, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Company is a party or by which it is bound;
  4.1.L. To the best of the knowledge of the Company's management, there is no plan or intention by the shareholders of any Portfolio to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the conversion;
  4.1.M. The Portfolio Shares are widely held and may be purchased and redeemed upon request;
  4.1.N. No consideration other than Trust Series Shares will be issued in exchange for the Portfolio Shares in the conversion;
  4.1.O. Immediately following consummation of the conversion, the Portfolio Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Portfolio Shares immediately prior to the conversion;
  4.1.P. Immediately following the consummation of the conversion, the Trust will hold on behalf of each Series the same assets and be subject to the same liabilities that each Portfolio held or were subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the conversion. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of a Portfolio's business as a series of an open-end investment company) made by that Portfolio immediately preceding the conversion will, in the aggregate, constitute less than 1% of the net assets of that Portfolio;
  4.1.Q. At the time of the conversion, each Portfolio will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in that Portfolio;
  4.1.R. There is no intercompany indebtedness between the Trust on behalf of the Series and each Portfolio that was issued, acquired or that will be settled at a discount;
  4.1.S. Each Portfolio's liabilities to be assumed by the Trust on behalf of the Corresponding Series in the conversion were incurred by that Portfolio in the ordinary course of its business and are associated with the assets to be transferred;
  4.1.T. Each Portfolio's shareholders will each pay their own expenses, if any, incurred in connection with the conversion;
  4.1.U. The fair market value of each Portfolio's assets to be transferred by that Portfolio to the Trust on behalf of the Corresponding Series will equal or exceed the Portfolio liabilities to be assumed by the Trust on behalf of the Corresponding Series plus the liabilities to which the transferred assets are subject;
  4.1.V. Each Portfolio is a regulated investment company as defined in
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"); 4.1.W. The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
  4.1.X. To the Company's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the Investment Company Act of 1940 (the "1940 Act"), and such as may be required under state securities laws.
  4.1.Y. The Statements of Assets and Liabilities and Operations, the Statement of Changes in Net Assets, Per Share Data and Ratios, and the Schedule of Investments of each Portfolio at December 31, 1993 (copies of which have been furnished to the Trust) have been audited by Coopers & Lybrand, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are presented in accordance with generally accepted accounting principles, and fairly present, in all material respects, the financial condition of each Portfolio as of such date, and there are no material known liabilities of any Portfolio at such date (contingent or otherwise) not disclosed therein; and
  4.1.Z. Since December 31, 1993, there has not been any material adverse change in any Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by a Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust;
 4.2. The Trust represents and warrants as follows:
  4.2.A. The Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware; that the Trust filed its Trust Certificate with the Secretary of State of Delaware; and that each Series is a duly established and designated Series of the Trust established and designated by resolution of the Trustees of the Trust;
  4.2.B. Each Series is a duly established Series of the Trust;
  4.2.C. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust Instrument or Bylaws of the Trust or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;
  4.2.D. To the Trust's knowledge, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Trust or any of its properties or assets, except as previously disclosed in writing to the Company. The Trust knows of no facts that might form the basis for the institution of such proceedings, and the Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.2.E. The Trust intends for each Series to be a regulated investment company under Section 851 of the Code;
  4.2.F. Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series other than one share issued to FMR; Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Delaware law on the Closing Date;
  4.2.G. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
  4.2.H. The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Delaware law;
  4.2.I. The fair market value of the Trust Series Shares to be received by the Portfolio Shareholders will be approximately equal to the fair market value of their Portfolio Shares constructively surrendered in exchange therefore;
  4.2.J. The Trust has no plan or intention on behalf of each Series to issue additional Trust Series Shares following the conversion except for issuance of shares arising in the ordinary course of the business of each Series as the Series of an open-end investment company;
  4.2.K. The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Portfolio Shareholders pursuant to the conversion other than through redemptions arising in the ordinary course of the business of each Series as a series of an open-end investment company;
  4.2.L. Following the conversion, the Trust, on behalf of each Corresponding Series, will continue each Portfolio's historic business;
  4.2.M. The Trust has no plan or intention to sell or otherwise dispose of any of any Portfolio's assets to be acquired by the Corresponding Series in the conversion, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of that Series as a regulated investment company under Section 851 of the Code;
  4.2.N. The information to be furnished by the Trust with respect to each Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
  4.2.O. The Trust, on behalf of each Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date;
  4.2.P. To the Trust's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by each Series of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.
5. COVENANTS OF THE COMPANY AND THE TRUST
 5.1. The Company covenants to call a meeting or separate meetings of Portfolio Shareholders ("the Shareholders' Meeting") to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 5.2. The Company covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 5.3. The Company covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Portfolio Shares.
 5.4. The Company will, from time to time, as and when requested by the Trust, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of each Series, title to, and possession of, all the assets of each Portfolio to be sold, assigned, transferred and delivered to the Corresponding Series hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.5. The Company will prepare a proxy statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the Shareholders' Meeting to consider approval of this Agreement and the transactions contemplated herein.
 5.6. The Trust will, from time to time as and when requested by the Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to vest in, and confirm to, the Company, title to, and possession of, the Trust Series Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.7. Subject to the provisions of this Agreement, the Trust and the Company each will take, or cause to be taken, all actions, and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY
 The obligations of the Company to consummate the transactions provided for herein shall be subject to the performance by the Trust of all the obligations to be performed by the Trust hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 6.1. All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
 6.2. The Trust shall have delivered on the Closing Date to the Company a certificate executed in the Trust's name by its President or Vice President, in form and substance satisfactory to the Company, dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.
 Each of the foregoing conditions precedent may be waived by the Company.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST
 The obligations of the Trust to consummate the transactions provided for herein shall be subject to the performance by the Company of all the obligations to be performed by the Company hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 7.1. All representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
 7.2. The Company shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Company as to the aggregate asset value of each Portfolio's portfolio securities as of the Closing Date; and
 7.3. The Company shall have delivered to the Trust on the Closing Date a certificate executed in the Company's name by its President or Vice President, in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Company made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.
 Each of the foregoing conditions precedent may be waived by the Trust.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE TRUST The obligations of the Company and the Trust are each subject to the further conditions that on or before the Closing Date:
 8.1. This Agreement and the transactions contemplated herein with respect to each Portfolio and its Corresponding Series shall have been approved by the requisite vote of the Portfolio Shareholders of that Portfolio in accordance with applicable law;
 8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;
 8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state securities authorities) deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Company, provided that either party hereto may for itself waive any of such conditions;
 8.4. The Trust shall have taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act.
 8.5. The Company and the Trust shall have received on or before the Closing Date an opinion of Kirkpatrick & Lockhart satisfactory to the Company and the Trust, substantially to the effect that for federal income tax purposes:
  8.5.A. No gain or loss will be recognized to each Portfolio upon the transfer of its assets in exchange solely for the Trust Series Shares of the Corresponding Series and the assumption by the Trust on behalf of the Corresponding Series of that Portfolio's liabilities;
  8.5.B. No gain or loss will be recognized to any Series on the Trust's receipt of each Portfolio's assets in exchange for the Trust Series Shares of the Corresponding Series and the assumption by that Series of the liabilities of the corresponding Portfolio;
  8.5.C. The basis of each Portfolio's assets in the hands of the Corresponding Series will be the same as the basis of those assets in that Portfolio's hands immediately before the conversion;
  8.5.D. The Series' holding period for the assets transferred to the Trust by the Company will, in each instance, include the holding period of those assets in the Portfolio's hands immediately before the transactions contemplated by this Agreement;
  8.5.E. No gain or loss will be recognized to each Portfolio on the distribution of the Trust Series Shares to the Portfolio Shareholders in constructive exchange for their Portfolio Shares;
  8.5.F. No gain or loss will be recognized to a Portfolio Shareholder as a result of a Portfolio's distribution of Trust Series Shares to that Portfolio Shareholder in constructive exchange for that Portfolio Shareholder's Portfolio Shares;
  8.5.G. The basis of the Trust Series Shares received by a Portfolio Shareholder will be the same as the adjusted basis of that Portfolio Shareholder's Portfolio Shares constructively surrendered in exchange therefore; and
  8.5.H. The holding period of the Trust Series Shares received by a Portfolio Shareholder will include the Portfolio Shareholder's holding period for the Portfolio Shareholder's Portfolio Shares constructively surrendered in exchange therefore, provided that said Portfolio Shares were held as capital assets on the date of the conversion.
 Each of the foregoing conditions precedent to the obligations of a party may be waived by that party.
9. BROKERAGE FEES AND EXPENSES
 9.1. The Trust and the Company each represent and warrant to the other that there are no brokers or finders fees payable in connection with the transactions contemplated hereby.
 9.2. FMR, the manager to each Portfolio, will assume expenses incurred by the Trust and by the Company in connection with the entering into and carrying out of the provisions of this Agreement, including, without limitation: (a) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable federal and state securities laws to qualify the Trust Series Shares in each state in which the Portfolio Shareholders are resident as of the date of the mailing of the Proxy Statement to the Portfolio Shareholder; (b) postage;
(c) printing; (d) accounting fees; (e) legal fees; and (f) solicitation costs whether or not the transactions contemplated hereby are consummated.
10. ENTIRE AGREEMENT
 The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.
11. TERMINATION
 11.1. This Agreement may be terminated by the mutual agreement of the Trust and the Company. In addition, either the Trust or the Company may at its option terminate this Agreement at or prior to the Closing Date because:
  11.1.A. Of a material breach by the other of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or
  11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 11.2. In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Company, or their respective trustees or officers, to the other party or its trustees or officers.
12. AMENDMENT
 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called by the Company pursuant to paragraph 5.1, no such amendment may have the effect of changing the provisions for determining the number of Trust Series Shares to be paid to the Portfolio Shareholders under this Agreement to the detriment of the Portfolio Shareholders without their further approval.
13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT
 13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
 13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
 13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
 13.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 13.5. The parties hereto recognize that each of the Company and the Trust is a business trust and all parties agree that any claim arising hereunder or by reason hereof shall not be enforceable against the Trustees or shareholders of either the Company or the Trust but only against the assets of the applicable Portfolio and of its Corresponding Series, respectively.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
 FIDELITY MONEY MARKET TRUST:
 U.S. TREASURY PORTFOLIO, U.S. GOVERNMENT
 PORTFOLIO, DOMESTIC MONEY MARKET PORTFOLIO,
 RETIREMENT MONEY MARKET PORTFOLIO, AND RETIRE
 MENT GOVERNMENT MONEY MARKET PORTFOLIO
 BY:
  J. Gary Burkhead
  Senior Vice President
 FIDELITY INSTITUTIONAL CASH PORTFOLIOS II:
 U.S. TREASURY PORTFOLIO, U.S. GOVERNMENT
 PORTFOLIO, DOMESTIC MONEY MARKET PORTFOLIO,
 RETIREMENT MONEY MARKET PORTFOLIO, AND RETIRE
 MENT GOVERNMENT MONEY MARKET PORTFOLIO
 BY:
  Gary L. French
  Treasurer

   MMT    -PXS-   10    94 CUSIP #   316191501/FUND #048
 CUSIP #316191105/FUND #051
 CUSIP #316191204/FUND #052
 CUSIP #316191709/FUND #631
 CUSIP #316191600/FUND #630
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST:  U.S.  TREASURY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MONEY MARKET TRUST: as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 1:30 pm. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date ___________________________________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                  048,051,052,630,631
FIDELITY MONEY MARKET TRUST:  U.S.  TREASURY PORTFOLIO (FD048F)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F.; Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J.; Johnson, Edward     marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; Lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independant accountants of the trust..

3.    To amend the Declaration of Trust to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for the shareholders of the
      Portfolio.

4.    To approve an Agreement and Plan providing for the         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      conversion of the Portfolio to a Delaware business
      trust.

5.    To adopt a new fundamental investment policy               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting the portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

6.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

7.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning investment in other investment
      companies.

8.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation regarding margin purchases.

9.    To amend the Portfolio's fundamental limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      regarding diversification.

12.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation regarding borrowing..

13.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning real estate.

14.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning purchases and sales of
      commoditites.






[048]

Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST:  U.S.  GOVERNMENT PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MONEY MARKET TRUST: as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 1:30 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date ___________________________________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                  048,051,052,630,631
FIDELITY MONEY MARKET TRUST:  U.S.  GOVERNMENT PORTFOLIO (FD051F)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F.; Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J.; Johnson, Edward     marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; Lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of C1                              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      oopers & Lybrand as independant accountants of the
      trust..

3.    To amend the Declaration of Trust to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for the shareholders of the
      Portfolio.

4.    To approve an Agreement and Plan providing for the         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      conversion of the Portfolio to a Delaware business
      trust.

5.    To adopt a new fundamental investment policy               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting the portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

6.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

7.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning investment in other investment
      companies.

8.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation regarding margin purchases.

9.    To amend the Portfolio's fundamental limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      regarding diversification.

12.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation regarding borrowing..

13.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning real estate.

14.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning purchases and sales of
      commoditites.






[051]

Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST:  DOMESTIC MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MONEY MARKET TRUST: as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 1:30 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date ___________________________________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                  048,051,052,630,631
FIDELITY MONEY MARKET TRUST:   DOMESTIC MONEY MARKET PORTFOLIO (FD052F)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F.; Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J.; Johnson, Edward     marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; Lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independant accountants of the trust..

3.    To amend the Declaration of Trust to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for the shareholders of the
      Portfolio.

4.    To approve an Agreement and Plan providing for the         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      conversion of the Portfolio to a Delaware business
      trust.

5.    To adopt a new fundamental investment policy               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting the portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

6.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

7.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning investment in other investment
      companies.

8.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation regarding margin purchases.

9.    To amend the Portfolio's fundamental limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      regarding diversification.

12.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation regarding borrowing..

13.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning real estate.

14.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning purchases and sales of
      commoditites.






[052]

Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST:  RETIREMENT MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MONEY MARKET TRUST, as indicated above, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 1:30 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date __________________________________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                  048,051,052,630,631
FIDELITY MONEY MARKET TRUST:  RETIREMENT MONEY MARKET PORTFOLIO (FD630F)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the 11 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F.; Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J.,; Johnson, Edward    marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; Lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for the shareholders of the
      Portfolio.

4.    To approve an Agreement and Plan providing for the         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      conversion of the Portfolio to a Delaware business
      trust.

5.    To adopt a new fundamental investment policy               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting the portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

6.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

8.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation regarding margin purchases.

10.   To amend the Portfolio's fundamental limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      regarding lending.

11.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning senior securities.

12.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation regarding borrowing.

13.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning real estate.

14.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning purchases and sales of
      commoditites.






[630]

Vote this proxy card TODAY!  Your prompt response will
save Fidelity Money Market Trust the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY MONEY MARKET TRUST: RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MONEY MARKET TRUST, as indicated above, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 1:30 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date __________________________________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                  048,051,052,630,631
FIDELITY MONEY MARKET TRUST:  RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
(FD631F)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the 11 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees: Burkhead, Gary J.; Cox, Ralph F.; Davis,    listed (except as         WITHHOLD
     Phyllis Burke; Flynn, Richard J.,; Johnson, Edward    marked to the contrary    authority to
     C. 3d; Jones, E. Bradley; Kirk, Donald J.; Lynch,     below).                   vote for all
     Peter S.; McDonough, Gerard C.; Malone, Edward                                  nominees.
     H.; Mann, Marvin L.; Williams, Thomas R.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for the shareholders of the
      Portfolio.

4.    To approve an Agreement and Plan providing for the         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      conversion of the Portfolio to a Delaware business
      trust.

5.    To adopt a new fundamental investment policy               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      permitting the portfolio to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

6.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation  regarding short sales of securities.

8.    To eliminate the Portfolio's fundamental investment        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation regarding margin purchases.

10.   To amend the Portfolio's fundamental limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      regarding lending.

11.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning senior securities.

12.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation regarding borrowing.

13.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning real estate.

14.   To amend the Portfolio's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning purchases and sales of
      commoditites.






[631]


DOMESTIC MONEY MARKET PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Domestic Money Market Portfolio shareholders will be held in November to vote on several important proposals that affect the Portfolio and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your Portfolio. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1.  To elect a board of Trustees.
PROPOSAL 2. To ratify the selection of Coopers & Lybrand as independent accountants of the Portfolio.
PROPOSAL 3. To amend the Declaration of Trust to provide dollar-based voting rights for the Portfolio's shareholders.
PROPOSAL 4. To approve the conversion of the Portfolio to a Delaware business trust.
PROPOSAL 5. To adopt a new fundamental policy allowing the Portfolio to invest in another open-end investment company with substantially the same investment objective and policies.
PROPOSAL 6. To eliminate the Portfolio's fundamental investment limitation regarding short sales of securities.
PROPOSAL 7. To amend the Portfolio's fundamental investment limitation concerning investment in other investment companies.
PROPOSAL 8. To eliminate the Portfolio's fundamental investment limitation regarding margin purchases.
PROPOSAL 9. To amend the Portfolio's fundamental limitation regarding diversification.
PROPOSAL 10. To amend the Portfolio's fundamental investment limitation regarding borrowing.
PROPOSAL 11. To amend the Portfolio's fundamental investment limitation concerning real estate.
PROPOSAL 12. To amend the Portfolio's fundamental investment limitation concerning purchases and sales of commodities.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

          DMM - PXL - 994

We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,


Edward C. Johnson 3d
President

U.S. GOVERNMENT PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of U.S. Government Portfolio shareholders will be held in November to vote on several important proposals that affect the Portfolio and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your Portfolio. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1.  To elect a board of Trustees.
PROPOSAL 2. To ratify the selection of Coopers & Lybrand as independent accountants of the Portfolio.
PROPOSAL 3. To amend the Declaration of Trust to provide dollar-based voting rights for the Portfolio's shareholders.
PROPOSAL 4. To approve the conversion of the Portfolio to a Delaware business trust.
PROPOSAL 5. To adopt a new fundamental policy allowing the Portfolio to invest in another open-end investment company with substantially the same investment objective and policies.
PROPOSAL 6. To eliminate the Portfolio's fundamental investment limitation regarding short sales of securities.
PROPOSAL 7. To amend the Portfolio's fundamental investment limitation concerning investment in other investment companies.
PROPOSAL 8. To eliminate the Portfolio's fundamental investment limitation regarding margin purchases.
PROPOSAL 9. To amend the Portfolio's fundamental limitation regarding diversification.
PROPOSAL 10. To amend the Portfolio's fundamental investment limitation regarding borrowing.
PROPOSAL 11. To amend the Portfolio's fundamental investment limitation concerning real estate.
PROPOSAL 12. To amend the Portfolio's fundamental investment limitation concerning purchases and sales of commodities.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
USG - PXL - 1094
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,



Edward C. Johnson 3d
President

U.S. TREASURY PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of U.S. Treasury Portfolio shareholders will be held in November to vote on several important proposals that affect the Portfolio and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your Portfolio. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1.  To elect a board of Trustees.
PROPOSAL 2. To ratify the selection of Coopers & Lybrand as independent accountants of the Portfolio.
PROPOSAL 3. To amend the Declaration of Trust to provide dollar-based voting rights for the Portfolio's shareholders.
PROPOSAL 4. To approve the conversion of the Portfolio to a Delaware business trust.
PROPOSAL 5. To adopt a new fundamental policy allowing the Portfolio to invest in another open-end investment company with substantially the same investment objective and policies.
PROPOSAL 6. To eliminate the Portfolio's fundamental investment limitation regarding short sales of securities.
PROPOSAL 7. To amend the Portfolio's fundamental investment limitation concerning investment in other investment companies.
PROPOSAL 8. To eliminate the Portfolio's fundamental investment limitation regarding margin purchases.
PROPOSAL 9. To amend the Portfolio's fundamental limitation regarding diversification.
PROPOSAL 10. To amend the Portfolio's fundamental investment limitation regarding borrowing.
PROPOSAL 11. To amend the Portfolio's fundamental investment limitation concerning real estate.
PROPOSAL 12. To amend the Portfolio's fundamental investment limitation concerning purchases and sales of commodities.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
UST - PXL - 1094
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,



Edward C. Johnson 3d
President

RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Retirement Government Money Market Portfolio shareholders will be held in November to vote on several important proposals that affect the Portfolio and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your Portfolio. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.

If you are a participant in an employer sponsored retirement plan and have any questions, please call your toll-free retirement plan number.

If you are a trustee or institutional representative for a retirement plan and have any questions, please contact your client services manager.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1.  To elect a board of Trustees.
PROPOSAL 2. To ratify the selection of Coopers & Lybrand as independent accountants of the Portfolio.
PROPOSAL 3. To amend the Declaration of Trust to provide dollar-based voting rights for the Portfolio's shareholders.
PROPOSAL 4. To approve the conversion of the Portfolio to a Delaware business trust.
PROPOSAL 5. To adopt a new fundamental policy allowing the Portfolio to invest in another open-end investment company with substantially the same investment objective and policies.
PROPOSAL 6. To eliminate the Portfolio's fundamental investment limitation regarding short sales of securities.
PROPOSAL 7. To eliminate the Portfolio's fundamental investment limitation regarding margin purchases.
PROPOSAL 8. To amend the Portfolio's fundamental investment limitation regarding loans.
PROPOSAL 9. To amend the Portfolio's fundamental limitation concerning senior securities.
PROPOSAL 10. To amend the Portfolio's fundamental investment limitation regarding borrowing.
PROPOSAL 11. To amend the Portfolio's fundamental investment limitation concerning real estate.
PROPOSAL 12. To amend the Portfolio's fundamental investment limitation concerning purchases and sales of commodities.
           RGM - PXL - 1094

Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,



Edward C. Johnson 3d
President

RETIREMENT MONEY MARKET PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Retirement Money Market Portfolio shareholders will be held in September to vote on several important proposals that affect the Portfolio and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your Portfolio. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.

If you are a participant in an employer sponsored retirement plan and have any questions, please call your toll-free retirement plan number.

If you are a trustee or institutional representative for a retirement plan and have any questions, please contact your client services manager.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1.  To elect a board of Trustees.
PROPOSAL 2. To ratify the selection of Coopers & Lybrand as independent accountants of the Portfolio.
PROPOSAL 3. To amend the Declaration of Trust to provide dollar-based voting rights for the Portfolio's shareholders.
PROPOSAL 4. To approve the conversion of the Portfolio to a Delaware business trust.
PROPOSAL 5. To adopt a new fundamental policy allowing the Portfolio to invest in another open-end investment company with substantially the same investment objective and policies.
PROPOSAL 6. To eliminate the Portfolio's fundamental investment limitation regarding short sales of securities.
PROPOSAL 7. To eliminate the Portfolio's fundamental investment limitation regarding margin purchases.
PROPOSAL 8. To amend the Portfolio's fundamental investment limitation regarding loans.
PROPOSAL 9. To amend the Portfolio's fundamental limitation concerning senior securities.
PROPOSAL 10. To amend the Portfolio's fundamental investment limitation regarding borrowing.
PROPOSAL 11. To amend the Portfolio's fundamental investment limitation concerning real estate.
PROPOSAL 12. To amend the Portfolio's fundamental investment limitation concerning purchases and sales of commodities.
           RMM - PXL - 1094

Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,



Edward C. Johnson 3d
President

FIDELITY MONEY MARKET TRUST
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Money Market Trust shareholders will be held in November to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Our records indicate that you are among many shareholders who have more than one account in these funds. To save the expense of postage and printing, we have enclosed one proxy card for each account. Please take a few minutes to read the enclosed materials and cast your vote on each yellow proxy card. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your funds. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1. To elect a Board of Trustees.
PROPOSAL 2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
PROPOSAL 4. To approve an Agreement and Plan providing for the conversion of the Portfolios to a Delaware Business trust.
PROPOSAL 5. To adopt a new fundamental investment policy permitting each portfolio to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6. To eliminate each Portfolio's fundamental investment limitation regarding short sales of securities.
PROPOSAL 7. To eliminate U.S. Government Portfolio, U.S. Treasury Portfolio and Domestic Money Market Portfolio's fundamental investment limitation concerning investment in other investment companies.
PROPOSAL 8. To eliminate each Portfolio's fundamental investment limitation regarding margin purchases.
PROPOSAL 9. To amend U.S. Government Portfolio, U.S. Treasury Portfolio and Domestic Money Market Portfolio's fundamental investment limitations regarding diversification.
PROPOSAL 10. To amend Retirement Money Market Portfolio and Retirement Government Money Market Portfolio's fundamental investment limitations regarding lending.
PROPOSAL 11. To amend Retirement Money Market Portfolio and Retirement Government Money Market Portfolio's fundamental investment limitation concerning senior securities.
MMT - PXL -1094
PROPOSAL 12. To amend each Portfolio's fundamental investment limitation regarding borrowing.
PROPOSAL 13. To amend each Portfolio's fundamental investment limitation concerning real estate.
PROPOSAL 14. To amend each Portfolio's fundamental investment limitation concerning purchases and sales of commodities.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy cards enclosed in this package. Be sure to sign the cards before mailing them in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds. Sincerely,


Edward C. Johnson 3d
President